UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

BAILLIE GIFFORD FUNDS

SCHEDULE 14A

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BAILLIE GIFFORD FUNDS
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BAILLIE GIFFORD FUNDS

The International Equity Fund, The International Choice Fund, The EAFE Fund,

The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund

Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder,

Notice is hereby given that a Special Meeting (the “Special Meeting”) of the shareholders of Baillie Gifford Funds (the “Trust”) and each of its above-named series (each a “Fund” and collectively, the “Funds”) will be held at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, at 9:30 a.m. on December 3, 2014, and any adjournment(s) thereof, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal Summary		Fund(s) Voting on the Proposal
1.A.	Amendment and restatement of the investment advisory agreements between the Trust, on behalf of certain Funds, and Baillie Gifford Overseas Limited (the “Manager”) to change management fees.

The International Equity Fund, The International Choice Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, and The Global Alpha Equity Fund (each an “Affected Fund,” and collectively the “Affected Funds”) will vote separately on a Fund-by-Fund basis.

1.B.	Amendment and restatement of the investment advisory agreements between the Trust, on behalf of each Fund, and the Manager to make certain other changes.	Each Fund will vote separately on a Fund-by-Fund basis.

2.	Amendment and restatement of the Amended and Restated Agreement and Declaration of Trust of the Trust.	All Funds will vote together on a Trust-level basis.

3.	Election of Trustees.	All Funds will vote together on a Trust-level basis.

4.	Transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.	All Funds.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the approval of each proposal.

The Board of Trustees of the Trust has fixed the close of business on September 26, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. Only those shareholders who owned shares in a Fund at the close of business on the Record Date can vote at the Special Meeting or any adjournment(s) thereof.

By order of the Trustees of the Trust,

Angus N.G. Macdonald, Secretary

October 24, 2014

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING. YOU MAY ALSO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

1

TABLE OF CONTENTS

Overview of the Proposals	2
Proposal 1.A: Change to the Affected Funds’ Management Fees	4
Proposal 1.B: Other Changes to the Investment Advisory Agreements	22
Proposal 2: Adoption of Amended and Restated Agreement and Declaration of Trust	26
Proposal 3: Election of Trustees	30
Information About the Manager	39
Further Information About Voting and the Special Meeting	41
Information About the Trust	44
Appendix A: Other Funds for which the Manager Serves as Investment Adviser	A-1
Appendix B: Board Considerations Regarding Contract Approval	B-1
Appendix C: Name, Address, and Percentage of Ownership of “Principal Holders”	C-1
Appendix D: Proposed Advisory Agreement	D-1
Appendix E: Proposed Declaration of Trust	E-1
Appendix F: Nominating and Governance Committee Charter	F-1

PROXY STATEMENT

BAILLIE GIFFORD FUNDS

The International Equity Fund, The International Choice Fund, The EAFE Fund,

The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund, each a series of Baillie Gifford Funds (individually a “Fund,” collectively the “Funds”)

Calton Square, 1 Greenside Row,

Edinburgh, Scotland, UK, EH1 3AN

October 24, 2014

The enclosed proxy is solicited by the Board of Trustees (the “Board” or the “Trustees”) of the Baillie Gifford Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust, to be held at 9:30 a.m. on December 3, 2014 at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, (the “Special Meeting”), for action upon the matters set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).  Shareholders of record at the close of business on September 26, 2014 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof.  The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about October 24, 2014.

The Trustees have called the Special Meeting and are soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal

1.A.	Amendment and restatement of the investment advisory agreements between the Trust, on behalf of certain Funds, and Baillie Gifford Overseas Limited (the “Manager”) to change management fees.

The International Equity Fund, The International Choice Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, and The Global Alpha Equity Fund (each an "Affected Fund," and collectively the "Affected Funds") will vote separately on a Fund-by-Fund basis.

1.B.	Amendment and restatement of the investment advisory agreements between the Trust, on behalf of each Fund, and the Manager to make certain other changes.	Each Fund will vote separately on a Fund-by-Fund basis.

2.	Amendment and restatement of the Amended and Restated Agreement and Declaration of Trust of the Trust.	All Funds will vote together on a Trust-level basis.

3.	Election of Trustees.	All Funds will vote together on a Trust-level basis.

4.	Transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.	All Funds.

The Board unanimously recommends that you vote “FOR” the approval of each proposal discussed below.

Overview of the Proposals

Proposal 1

Adoption of Amended and Restated Investment Advisory Agreement between the Trust and the Manager

You are being asked to approve the amendment and restatement of the investment advisory agreements between the Trust, on behalf of each Fund, and the Manager.  Proposal 1 consists of two separate sub-proposals, Sub-Proposal 1.A and Sub-Proposal 1.B. In Sub-Proposal 1.A, shareholders of the Affected Funds are being asked to approve a rebalancing of the management fees and shareholder service fees of each Affected Fund in such a manner that the aggregate fees paid to the Manager will either decrease or remain the same.  In Sub-Proposal 1.B, shareholders of the Funds are being asked to approve the adoption of certain other proposed changes to the investment advisory agreements, which are described in further detail below and are intended to make the administration of the Funds’ contractual arrangements more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds.

As to Sub-Proposal 1.A, the shareholders of each Affected Fund will vote separately on a Fund-by-Fund basis.  As to Sub-Proposal 1.B, the shareholders of each Fund will vote separately on a Fund-by-Fund basis.  As discussed in greater detail below, the Board, including the Disinterested Trustees, has unanimously determined to recommend a vote “FOR” both sub-proposals.

Proposal 2

Adoption of Amended and Restated Agreement and Declaration of Trust

You are being asked to approve the amendment and restatement of the Amended and Restated Agreement and Declaration of Trust of the Trust.  The Board believes that it is in the best interests of shareholders to modernize the existing Amended and Restated Agreement and Declaration of Trust, including changes that would clarify the indemnification arrangements with regards to the Trustees and officers of the Trust.

As to Proposal 2, all Funds will vote together on a Trust-level basis.  As discussed in greater detail below, the Board, including the Disinterested Trustees, has unanimously determined to recommend a vote "FOR" this proposal.

Proposal 3

Election of Trustees

Over recent years, the number of funds and amount of fund assets in the Trust have increased substantially.  In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Trust and the Board’s continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has appointed Howard W. Chin as a new trustee effective January 1, 2015.  The Board currently consists of five Trustees.  You are being asked to elect the five incumbent Trustees and one new nominee to the Board. The incumbent Trustee nominees are Peter C. Hadden, John G. Barrie, Jr., George W. Browning, Bruce C. Long, and Robert E. Rigsby.  The new nominee is Howard W. Chin.

As to Proposal 3, all Funds will vote together on a Trust-level basis and the shareholders of the Funds have the option of voting on the election of each nominee separately.  As discussed in greater detail below, the Board, including the Disinterested Trustees, has unanimously determined to recommend a vote "FOR" the election of each nominee.

Properly signed and dated proxy cards will be voted “FOR” all of the proposals that are unmarked.

PROPOSAL 1

As described in the following proposal, the Board recommends that the shareholders of each Fund approve the amendment and restatement of each separate investment advisory agreement between the applicable Fund and the Manager in the form of a single, combined investment advisory agreement between the Trust, on behalf of each of the Funds, and the Manager (the “Proposed Advisory Agreement”).  The Board believes that it is in the best interests of shareholders to modernize each existing Amended and Restated Investment Advisory Agreement (each Fund’s existing Amended and Restated Investment Advisory Agreement, as amended through the date hereof, the “Existing Advisory Agreements”) and to combine them into the Proposed Advisory Agreement.  The proposed changes are intended to make the administration of the Funds’ contractual arrangements more efficient and cost-effective on a going forward basis, and to provide more flexibility for the operations of the Funds.  Adoption of the Proposed Advisory Agreement will not alter the Manager’s existing fiduciary obligations to act with due care and in the best interests of the Funds, nor will your Fund’s current investments and investment objectives and policies change by virtue of the adoption of the Proposed Advisory Agreement.

Certain of the changes to the Existing Advisory Agreements, set forth as Sub-Proposal 1.A below, require a separate vote by shareholders of each of the Affected Funds.  The Proposed Advisory Agreement makes a number of other changes to the Existing Advisory Agreements, the most significant of which are summarized in Sub-Proposal 1.B.  In addition to the substantive changes described below, there are certain other differences between the Existing Advisory Agreements and Proposed Advisory Agreement.  The following summary is qualified in its entirety by reference to the Proposed Advisory Agreement and the Existing Advisory Agreements.  The Proposed Advisory Agreement, marked against a form of the Existing Advisory Agreement (all of which are substantially identical to one another), is attached hereto as Appendix D.

1.A                             CHANGE TO THE AFFECTED FUNDS’ MANAGEMENT FEES

This sub-proposal only affects the shareholders of The International Equity Fund, The International Choice Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, and The Global Alpha Equity Fund (individually an “Affected Fund,” collectively the “Affected Funds”).

As described below, the Trust proposes to increase the management fees for each Affected Fund and decrease the shareholder service fees for each share class of each Affected Fund in such a manner that the aggregate fees paid to the Manager by the Affected Funds will decrease or remain the same.

With the exception of the International Choice Fund, the Manager and the Board have determined to begin the process of registering the shares of the Funds with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

Where relevant, this will allow retirement-plan clients of the Manager to offer shares of the Funds as an option in participant-directed defined contribution benefit plans that they sponsor.  The Manager has undertaken to pay the expenses associated with registration under the 1933 Act.

In connection with the registration of the Funds’ shares under the 1933 Act and to ensure consistency among the share classes of the Affected Funds (including the International Choice Fund, despite the fact that its shares are not being registered under the 1933 Act), this proposal seeks to adjust the management fees and shareholder service fees with respect to each share class of the Affected Funds as follows:

•                  All Affected Funds other than the Emerging Markets Fund:

•                  For Class 1 shares, the shareholder service fees would be reduced by 0.20% of average daily net assets (from 0.45%), and the management fees would be increased by 0.10% of average daily net assets.  This would reduce the overall fees paid to the Manager by 0.10% of average daily net assets.

•                  For Class 2, Class 3, Class 4, and Class 5 shares, the shareholder service fees would be reduced by 0.10% of average daily net assets, and the management fees would be increased by 0.10% of average daily net assets.  This would have no impact on the overall fees paid to the Manager.

•                  The Emerging Markets Fund:

•                  For Class I shares, the shareholder service fees would be reduced by 0.05% (from 0.30%) of average daily net assets, and the management fees would be increased by 0.05% of average daily net assets.  This would have no impact on the overall fees paid to the Manager.

•                  For Class II and Class III shares, the shareholder service fees would be reduced by 0.08% of average daily net assets, and the management fees would be increased by 0.05% of average daily net assets.  This would reduce the overall fees paid to the Manager by 0.03% of average daily net assets.

Tables comparing the annual fund operating expenses which are payable under the Existing Advisory Agreements and Shareholder Service Plan for the fiscal year ended December 31, 2013 to the estimated annual operating expenses under the Proposed Advisory Agreement and amended Shareholder Service Plan for each Affected Fund for the fiscal year ended December 31, 2013 are provided below.

At the Special Meeting, shareholders of the Affected Funds will consider the approval of an amendment to the Existing Advisory Agreement for each Affected Fund (each an “Amendment,” and collectively the “Amendments”) whereby the management fee to be paid to the Manager by each Affected Fund for each share class of the Affected Funds will be increased.  Separately, contingent on the approval of the Amendments, the shareholder service fees accompanying each share class of the Affected Funds to be paid under the Trust’s Shareholder Service Plan will be decreased by an amount equal to or greater than the proposed increase to each class’s management fee as described above.  The Board, including a majority of the Disinterested Trustees, considered and approved the Amendments and the changes to the Shareholder Service Plan at an in-person meeting held on September 26, 2014, and recommends that shareholders of each Affected Fund vote to approve the Amendment for their Fund.

Description of the Existing Advisory Agreements

The Manager currently serves as the investment adviser to each of the Affected Funds pursuant to the Existing Advisory Agreements.  Such agreements were executed as provided in the table below.

Fund	Original Effective Date
International Equity Fund	July 25, 2000
International Choice Fund	July 20, 2012
EAFE Fund	July 25, 2000
EAFE Choice Fund	April 1, 2009
EAFE Pure Fund	June 24, 2013
Emerging Markets Fund	July 25, 2000
Global Alpha Equity Fund	December 1, 2008

The Existing Advisory Agreements for each of the Affected Funds were approved by the initial shareholder of each Affected Fund on or about the dates noted above for their initial execution.  In addition, the Existing Advisory Agreements for the International Equity Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund, and the Global Alpha Equity Fund were last submitted to a vote of security holders of the Fund on October 31, 2012 in order to seek approval for a change in the manner in which the management fee was calculated.  Each Existing Advisory Agreement provides that it will terminate after an initial two-year term unless it is re-approved annually by the Board, including a majority of the Disinterested Trustees.  The Board, including the Disinterested Trustees, last approved the continuation of the Existing Advisory Agreements for each of the Affected Funds on June 19, 2014.

Under the Existing Advisory Agreements, the Manager furnishes continuously an investment program for each Fund, and the Manager is entitled to receive a quarterly management fee from each Affected Fund.  Additionally, under the Shareholder Service Plan, the Manager provides certain services to the Affected Funds, and the Manager is entitled to receive quarterly shareholder service fees from each share class of each Affected Fund.

In performing its duties under the Existing Advisory Agreements, the Manager is subject to the oversight of the Trustees and to the provisions of the Trust’s Agreement and Declaration of Trust and Bylaws and of the 1940 Act.  The Existing Advisory Agreements provide that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Amendments - Comparison of the Management Fees and Shareholder Service Fees in the Existing Advisory Agreements and the Proposed Advisory Agreement for the Affected Funds

The Board of Trustees recommends that the shareholders of the Affected Funds approve the Amendments.  If the Proposed Advisory Agreement goes into effect for each Affected Fund, the net effect, in combination with the changes to the Shareholder Service Plan that are contingent on the approval of the Proposed Advisory Agreement, will be that each Affected Fund would pay the Manager the same or a smaller aggregate amount relative to what would have been payable under the relevant Existing Advisory Agreement and Shareholder Service Plan.  If approved, the Proposed Advisory Agreement would become effective on January 1, 2015 or such later date as may be approved by the President of the Trust.

The table below provides a comparison of the management fees and shareholder service fees which are payable under the Existing Advisory Agreements and Shareholder Service Plan

against those which would be payable under the Proposed Advisory Agreement and amended Shareholder Service Plan for each Affected Fund:

The tables below compare the annual operating expenses which are payable under the Existing Advisory Agreements and Shareholder Service Plan for the fiscal year ended December 31, 2013 (the “Existing Arrangements”) to the estimated annual operating expenses under the Proposed Advisory Agreement and amended Shareholder Service Plan for each Affected Fund for the fiscal year ended December 31, 2013 (the “Proposed Arrangements”).

The International Equity Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class 1
Existing Arrangements	0.25%	0.45%	0.09%	0.79%
Proposed Arrangements	0.35%	0.25%	0.09%	0.69%
Class 2
Existing Arrangements	0.25%	0.27%	0.09%	0.61%
Proposed Arrangements	0.35%	0.17%	0.09%	0.61%
Class 3
Existing Arrangements	0.25%	0.20%	0.09%	0.54%
Proposed Arrangements	0.35%	0.10%	0.09%	0.54%
Class 4
Existing Arrangements	0.25%	0.17%	0.09%	0.51%
Proposed Arrangements	0.35%	0.07%	0.09%	0.51%
Class 5
Existing Arrangements	0.25%	0.12%	0.09%	0.46%
Proposed Arrangements	0.35%	0.02%	0.09%	0.46%

International Choice Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class 1
Existing Arrangements	0.25%	0.45%	0.14%	0.84%
Proposed Arrangements	0.35%	0.25%	0.14%	0.74%
Class 2
Existing Arrangements	0.25%	0.27%	0.14%	0.66%
Proposed Arrangements	0.35%	0.17%	0.14%	0.66%
Class 3
Existing Arrangements	0.25%	0.20%	0.13%	0.58%
Proposed Arrangements	0.35%	0.10%	0.13%	0.58%
Class 4
Existing Arrangements	0.25%	0.17%	0.14%	0.56%
Proposed Arrangements	0.35%	0.07%	0.14%	0.56%
Class 5
Existing Arrangements	0.25%	0.12%	0.14%	0.51%
Proposed Arrangements	0.35%	0.02%	0.14%	0.51%

The EAFE Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class 1
Existing Arrangements	0.25%	0.45%	0.09%	0.79%
Proposed Arrangements	0.35%	0.25%	0.09%	0.69%
Class 2
Existing Arrangements	0.25%	0.27%	0.09%	0.61%
Proposed Arrangements	0.35%	0.17%	0.09%	0.61%
Class 3
Existing Arrangements	0.25%	0.20%	0.09%	0.54%
Proposed Arrangements	0.35%	0.10%	0.09%	0.54%
Class 4
Existing Arrangements	0.25%	0.17%	0.10%	0.52%
Proposed Arrangements	0.35%	0.07%	0.10%	0.52%
Class 5
Existing Arrangements	0.25%	0.12%	0.09%	0.46%
Proposed Arrangements	0.35%	0.02%	0.09%	0.46%

The EAFE Choice Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class 1
Existing Arrangements	0.25%	0.45%	0.15%	0.85%
Proposed Arrangements	0.35%	0.25%	0.15%	0.75%
Class 2
Existing Arrangements	0.25%	0.27%	0.15%	0.67%
Proposed Arrangements	0.35%	0.17%	0.15%	0.67%
Class 3
Existing Arrangements	0.25%	0.20%	0.15%	0.60%
Proposed Arrangements	0.35%	0.10%	0.15%	0.60%
Class 4
Existing Arrangements	0.25%	0.17%	0.15%	0.57%
Proposed Arrangements	0.35%	0.07%	0.15%	0.57%
Class 5
Existing Arrangements	0.25%	0.12%	0.15%	0.52%
Proposed Arrangements	0.35%	0.02%	0.15%	0.52%

The EAFE Pure Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver(1)	Total Annual Fund Operating Expenses After Fee Waiver
Class 1
Existing Arrangements	0.25%	0.45%	0.25%	0.95%	(0.10)%	0.85%
Proposed Arrangements	0.35%	0.25%	0.25%	0.85%	N/A	0.85%
Class 2
Existing Arrangements	0.25%	0.27%	0.25%	0.77%	(0.10)%	0.67%
Proposed Arrangements	0.35%	0.17%	0.25%	0.77%	(0.10)%	0.67%
Class 3
Existing Arrangements	0.25%	0.20%	0.25%	0.70%	(0.10)%	0.60%
Proposed Arrangements	0.35%	0.10%	0.25%	0.70%	(0.10)%	0.60%
Class 4
Existing Arrangements	0.25%	0.17%	0.25%	0.67%	(0.10)%	0.57%
Proposed Arrangements	0.35%	0.07%	0.25%	0.67%	(0.10)%	0.57%
Class 5
Existing Arrangements	0.25%	0.12%	0.25%	0.62%	(0.10)%	0.52%
Proposed Arrangements	0.35%	0.02%	0.25%	0.62%	(0.10)%	0.52%

(1)  The Manager has contractually agreed to waive its fees and/or bear other expenses of the EAFE Pure Fund through April 30, 2015 to the extent that such Fund’s Total Annual Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.67% for Class 2 shares, 0.60% for Class 3 shares, 0.57% for Class 4 shares, and 0.52% for Class 5 Shares.

The Emerging Markets Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I
Existing Arrangements	0.50%	0.30%	0.14%	0.94%
Proposed Arrangements	0.55%	0.25%	0.14%	0.94%
Class II
Existing Arrangements	0.50%	0.25%	0.14%	0.89%
Proposed Arrangements	0.55%	0.17%	0.14%	0.86%
Class III
Existing Arrangements	0.50%	0.10%	0.14%	0.74%
Proposed Arrangements	0.55%	0.02%	0.14%	0.71%

The Global Alpha Equity Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
Class 1
Existing Arrangements	0.30%	0.45%	0.11%	0.86%
Proposed Arrangements	0.40%	0.25%	0.11%	0.76%
Class 2
Existing Arrangements	0.30%	0.27%	0.11%	0.68%
Proposed Arrangements	0.40%	0.17%	0.11%	0.68%
Class 3
Existing Arrangements	0.30%	0.20%	0.11%	0.61%
Proposed Arrangements	0.40%	0.10%	0.11%	0.61%
Class 4
Existing Arrangements	0.30%	0.17%	0.11%	0.58%
Proposed Arrangements	0.40%	0.07%	0.11%	0.58%
Class 5
Existing Arrangements	0.30%	0.12%	0.11%	0.53%
Proposed Arrangements	0.40%	0.02%	0.11%	0.53%

The following tables are intended to help you compare the cost of investing in shares of the Affected Funds under the Existing Advisory Agreements and the Proposed Advisory Agreement. The tables assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Affected Fund’s operating expenses remain the same.

The International Equity Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$13,120	$30,413	$49,192	$103,512	$11,042	$28,156	$46,742	$100,500
Class 2	$11,297	$24,744	$39,399	$82,048	$9,215	$22,476	$36,927	$78,984
Class 3	$10,587	$22,532	$35,566	$73,592	$8,504	$20,259	$33,086	$70,507
Class 4	$10,282	$21,582	$33,919	$69,949	$8,199	$19,307	$31,436	$66,855
Class 5	$9,775	$19,998	$31,169	$63,851	$7,690	$17,719	$28,680	$60,743

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$12,107	$27,267	$43,762	$91,637	$10,028	$25,004	$41,300	$88,596
Class 2	$11,297	$24,744	$39,399	$82,048	$9,215	$22,476	$36,927	$78,984
Class 3	$10,587	$22,532	$35,566	$73,592	$8,504	$20,259	$33,086	$70,507
Class 4	$10,282	$21,582	$33,919	$69,949	$8,199	$19,307	$31,436	$66,855
Class 5	$9,775	$19,998	$31,169	$63,851	$7,690	$17,719	$28,680	$60,743

The International Choice Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$13,626	$31,982	$51,897	$109,402	$11,549	$29,729	$49,452	$106,405
Class 2	$11,804	$26,322	$42,128	$88,051	$9,723	$24,057	$39,662	$85,001
Class 3	$10,993	$23,797	$37,758	$78,431	$8,910	$21,526	$35,282	$75,358
Class 4	$10,790	$23,164	$36,662	$76,014	$8,707	$20,893	$34,185	$72,935
Class 5	$10,282	$21,582	$33,919	$69,949	$8,199	$19,307	$31,436	$66,855

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$12,614	$28,841	$41,481	$97,590	$10,535	$26,581	$44,024	$94,564
Class 2	$11,804	$26,322	$42,128	$88,051	$9,723	$24,057	$39,662	$85,001
Class 3	$10,993	$23,797	$37,758	$78,431	$8,910	$21,526	$35,282	$75,358
Class 4	$10,790	$23,164	$36,662	$76,014	$8,707	$20,893	$34,185	$72,935
Class 5	$10,282	$21,582	$33,919	$69,949	$8,199	$19,307	$31,436	$66,855

The EAFE Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$13,120	$30,413	$49,192	$103,512	$11,042	$28,156	$46,742	$100,500
Class 2	$11,297	$24,744	$39,399	$82,048	$9,215	$22,476	$36,927	$78,984
Class 3	$10,587	$22,532	$35,566	$73,592	$8,504	$20,259	$33,086	$70,507
Class 4	$10,384	$21,899	$34,469	$71,164	$8,301	$19,625	$31,986	$68,073
Class 5	$9,775	$19,998	$31,169	$63,851	$7,690	$17,719	$28,680	$60,743

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$12,107	$27,267	$43,762	$91,637	$10,028	$25,004	$41,300	$88,596
Class 2	$11,297	$24,744	$39,399	$82,048	$9,215	$22,476	$36,927	$78,984
Class 3	$10,587	$22,532	$35,566	$73,592	$8,504	$20,259	$33,086	$70,507
Class 4	$10,384	$21,899	$34,469	$71,164	$8,301	$19,625	$31,986	$68,073
Class 5	$9,775	$19,998	$31,169	$63,851	$7,690	$17,719	$28,680	$60,743

The EAFE Choice Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$13,727	$32,296	$52,437	$110,577	$11,650	$30,043	$49,994	$107,582
Class 2	$11,905	$26,637	$42,673	$89,247	$9,825	$24,373	$40,208	$86,201
Class 3	$11,195	$24,429	$38,852	$80,844	$9,114	$22,160	$36,379	$77,777
Class 4	$10,891	$23,481	$37,210	$77,223	$8,809	$21,210	$34,734	$74,147
Class 5	$10,384	$21,899	$34,469	$71,164	$8,301	$19,625	$31,986	$68,073

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$12,715	$29,156	$47,024	$98,777	$10,636	$26,897	$44,568	$95,753
Class 2	$11,905	$26,637	$42,673	$89,247	$9,825	$24,373	$40,208	$86,201
Class 3	$11,195	$24,429	$38,852	$80,844	$9,114	$22,160	$36,379	$77,777
Class 4	$10,891	$23,481	$37,210	$77,223	$8,809	$21,210	$34,734	$74,147
Class 5	$10,384	$21,899	$34,469	$71,164	$8,301	$19,625	$31,986	$68,073

The EAFE Pure Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangement
	Assuming you redeem your shares at the end of each period		Assuming you do not redeem your shares
Share Class	One Year	Three Years	One Year	Three Years
Class 1	$13,727	$34,435	$11,650	$32,187
Class 2	$11,905	$28,788	$9,825	$26,528
Class 3	$11,195	$26,584	$9,114	$24,319
Class 4	$10,891	$25,638	$8,809	$23,371
Class 5	$10,384	$24,059	$8,301	$21,789

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period		Assuming you do not redeem your shares
Share Class	One Year	Three Years	One Year	Three Years
Class 1	$13,727	$34,435	$11,650	$32,187
Class 2	$11,905	$28,788	$9,825	$26,528
Class 3	$11,195	$26,584	$9,114	$24,319
Class 4	$10,891	$25,638	$8,809	$23,371
Class 5	$10,384	$24,059	$8,301	$21,789

The Emerging Markets Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class I	$16,687	$37,282	$59,583	$123,758	$13,057	$33,352	$55,327	$118,565
Class II	$16,182	$35,720	$56,897	$117,942	$12,247	$30,843	$52,632	$112,724
Class III	$14,364	$30,080	$33,429	$70,675	$10,727	$26,124	$44,504	$95,018

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class I	$16,687	$37,282	$59,583	$123,758	$13,057	$33,352	$55,327	$118,565
Class II	$15,879	$34,782	$55,283	$114,438	$12,247	$30,843	$51,011	$109,205
Class III	$14,364	$30,080	$47,174	$96,751	$10,727	$26,124	$42,871	$91,443

The Global Alpha Equity Fund

Examples of Portfolio Expenses

	Existing Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$12,319	$31,075	$51,416	$110,110	$10,760	$29,384	$49,582	$107,864
Class 2	$10,495	$25,410	$41,642	$88,769	$8,933	$23,710	$39,792	$86,484
Class 3	$9,784	$23,199	$37,817	$80,361	$8,221	$21,496	$35,961	$78,060
Class 4	$9,479	$22,249	$36,173	$76,738	$7,916	$20,545	$34,315	$74,431
Class 5	$8,972	$20,666	$33,429	$70,675	$7,408	$18,959	$31,566	$68,357

	Proposed Advisory Arrangements
	Assuming you redeem your shares at the end of each period				Share Class
Share Class	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class 1	$11,306	$27,932	$45,997	$98,304	$9,746	$26,236	$44,154	$96,036
Class 2	$10,495	$25,410	$41,642	$88,769	$8,933	$23,710	$39,792	$86,484
Class 3	$9,784	$23,199	$37,817	$80,361	$8,221	$21,496	$35,961	$78,060
Class 4	$9,479	$22,249	$36,173	$76,738	$7,916	$20,545	$34,315	$74,431
Class 5	$8,972	$20,666	$33,429	$70,675	$7,408	$18,959	$31,566	$68,357

The table below provides a comparison, for the fiscal year ended December 31, 2013, of (a) the management fees under the Existing Advisory Agreements paid directly by each Affected Fund to the Manager to (b) the management fees that would have been paid to the Manager by each Affected Fund if the Proposed Advisory Agreement had been in effect during that period. As noted above, the increase in management fees will, in all instances, be offset by decreases in the level of shareholder service fees, such that no Fund or share class thereof will experience any increase in the rate of combined management and shareholder service fees it pays to the Manager.

Fund	Management Fees Paid Under Existing Advisory Agreements	Management Fees Paid Under the Proposed Advisory Agreement	Percentage Difference
The International Equity Fund	$5,642,205	$7,899,087	40.00%
The International Choice Fund	$339,526	$475,336	40.00%
The EAFE Fund	$5,431,012	$7,603,417	40.00%
The EAFE Choice Fund	$299,057	$418,680	40.00%
The EAFE Pure Fund*	$0	$0	0.00%
The Emerging Markets Fund	$2,035,074	$2,238,581	10.00%
The Global Alpha Equity Fund	$1,099,102	$1,465,469	33.33%

* The EAFE Pure Fund had not yet commenced operations as of December 31, 2013.  Therefore, this Fund did not pay any advisory fees during the fiscal year ended December 31, 2013.

1.B                             OTHER CHANGES TO THE INVESTMENT ADVISORY AGREEMENTS

This sub-proposal affects each of the Funds.

In addition to the Amendments discussed in Sub-Proposal 1.A above, at the Special Meeting, shareholders of each Fund will consider the approval of certain other changes to the Existing Advisory Agreements as discussed below (each an “Other Change,” collectively the “Other Changes”).

Structural Changes

1.             Consolidation of Existing Advisory Agreements.  The Manager currently serves as the investment adviser to the Funds pursuant to separate, although substantively identical, Investment Advisory Agreements between each individual Fund and the Manager.  The Proposed Advisory Agreement seeks to amend and restate each of the Existing Advisory Agreements as one agreement which would govern the relationship between the Manager and all of the Funds.  This consolidation of each of the Existing Advisory Agreements into the Proposed Advisory Agreement is intended to make the administration of the Funds more efficient and cost-effective on a going forward basis.

Duties of the Manager

2.             Potentially Conflicting Positions or Techniques.  Under each of the Existing Advisory Agreements, the Manager and any of its affiliates is permitted to render similar services to other funds and other clients and to engage in other activities, so long as the services rendered to the applicable Fund is not impaired.  The Proposed Advisory Agreement would not in any way alter this authority, but would provide additional disclosure clarifying that it is possible that, based on the Funds’ investment objectives and policies, certain other funds or accounts managed by the Manager or its affiliates may, at times, take investment positions or engage in investment techniques that are contrary to positions taken or techniques engaged in on behalf of a Fund.  However, the Proposed Advisory Agreement would affirm that, notwithstanding this possibility, the Manager will at all times endeavor to treat all of its clients in a fair and equitable manner.

3.             Aggregation of Purchases and Sales.  Presently, under the Manager’s procedures, unless client specific circumstances dictate otherwise, the Manager normally implements transactions in individual securities for all Funds and accounts with similar mandates which are managed by a given team of individuals within the Manager at the same time.  The Existing Advisory Agreements do not explicitly state that the Manager engages in this form of trade aggregation.  Thus, the Proposed Advisory Agreement includes a new provision clarifying that, on occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the Manager, to the extent permitted by applicable laws, regulations, or SEC guidance, may, but is under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  The Proposed Advisory Agreement also notes that, in the event of such aggregated transactions, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the applicable Fund and to such other account.

4.             Payment of Expenses by the Manager.  Each of the Existing Advisory Agreements provides that the Manager will pay for certain expenses otherwise attributable to the Funds.  As clarification, the Proposed Advisory Agreement adds new provisions disclosing that (a) the Manager is not obligated to pay any expenses of or for the Trust or any of the Funds not expressly assumed by the Manager under the Proposed Advisory Agreement, and (b) even if the Manager does pay an expense of the Trust or any Fund that it is not obligated to pay, the Manager will still not be obligated to pay the same or any similar expenses of the Trust or a Fund in the future.

Other Changes

5.             Acknowledgment of Potentially Interested Parties and Other Activities.  Although it is presently the case that (a) any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person or entity controlled by or under common control with the Manager, (b) the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust, and (c) the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and businesses, the Proposed Advisory Agreement would clarify that this has been acknowledged by the parties to the agreement.

6.             Advisory Agreement Amendment, Approval and Renewal Mechanics.  The Existing Advisory Agreements do not presently explain the mechanics by which such agreements may be amended, approved or renewed.  The Proposed Advisory Agreement would add a provision stating that, in accordance with the requirements of the 1940 Act, amendments that do not increase the compensation of the Manager or otherwise fundamentally alter the relationship of the Trust with the Manager do not require shareholder approval if approved by the majority of the Trustees who are not parties to the Proposed Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party (the “Independent Trustees”).

Further, the Proposed Advisory Agreement would add a provision describing that any approval, renewal or amendment of the Proposed Advisory Agreement with respect to a Fund by vote of a majority of the outstanding voting securities of that Fund, by the Trustees of the Trust, or by a majority of the Independent Trustees, will be effective to approve, renew or amend the Proposed Advisory Agreement with respect to that Fund notwithstanding either (i) that the approval, renewal or amendment has not been approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

7.             Severability.  The Proposed Advisory Agreement would add a provision whereby the Manager and each of the Funds which adopts the Proposed Advisory Agreement would agree that, if any portion of the Proposed Advisory Agreement is for any reason held to be void, the remainder of the Proposed Advisory Agreement would be construed to the extent possible as if the voided portion had never been included in the Proposed Advisory Agreement in the first place.

Brokerage Commissions

No Fund paid brokerage commissions to affiliated broker/dealers for the fiscal year ended December 31, 2013.

Board Considerations of Proposed Advisory Agreement

The Board’s considerations and determinations with respect to the approval of the Proposed Advisory Agreement are included in Appendix B hereto.

Shareholder Voting Regarding Proposal 1

With respect to Sub-Proposal 1.A, the approval of the Amendments to the Existing Advisory Agreements for each Affected Fund seeking to raise each Affected Fund’s management fee while lowering each Affected Fund’s Shareholder Service Fees by an equal or greater amount, each Affected Fund will vote separately on a Fund-by-Fund basis.

With respect to Sub-Proposal 1.B, the adoption by each Fund of the Proposed Advisory Agreement, each Fund will vote separately on a Fund-by-Fund basis.

Approval of Sub-Proposal 1.A by each Affected Fund, and approval of Sub Proposal 1.B by each Fund, requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which means the lesser of (a) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding shares.  If the vote required to approve either Sub-Proposal 1.A or Sub-Proposal 1.B for a particular Fund is not obtained, the Existing Advisory Agreement for such Fund would remain in effect, and the Board of Trustees would consider other actions it deems in the best interests of such Fund.

Board recommendation on Proposal 1:

The Board unanimously recommends that shareholders
of each Affected Fund vote “FOR” Sub-Proposal 1.A, and that shareholders of each Fund vote “FOR” Sub-Proposal 1.B

PROPOSAL 2 — ADOPTION OF AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

As described in the following proposal, the Board also recommends that the shareholders of the Funds approve the amendment and restatement of the Amended and Restated Agreement and Declaration of Trust (the “Proposed Declaration of Trust”).  The Board believes that it is in the best interests of shareholders to modernize the existing Amended and Restated Agreement and Declaration of Trust (the Funds’ existing Amended and Restated Declaration of Trust, as amended through the date hereof, the “Existing Declaration of Trust”), including changes that would clarify the indemnification arrangements with regards to the Trustees and officers of the Trust.  The proposed changes are intended to make the administration of the Funds more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds, while continuing to require the Funds, the officers of the Trust and the Trustees to operate in accordance with all applicable laws and fiduciary standards.

In addition to the substantive changes described below, there are certain other differences between the Existing Declaration of Trust and Proposed Declaration of Trust.  The following summary is qualified in its entirety by reference to the Proposed Declaration of Trust and the Existing Declaration of Trust. The Proposed Declaration of Trust, marked against the Existing Declaration of Trust (excluding amendments that only add or delete funds or classes or change fund names) is attached hereto as Appendix E.

If Proposal 2 is approved by the shareholders of the Trust, the Board may make conforming amendments, together with any other changes that the Board deems necessary and appropriate, to the By-Laws for the Trust. No shareholder approval is required for adoption of the proposed amended By-Laws. In addition, if Proposal 2 is approved by the shareholders of the Trust, the Proposed Declaration of Trust will become effective when a majority of the Trustees have signed the Proposed Declaration of Trust.  All Funds will vote together on a Trust-level basis.   If the shareholders of the Trust as a whole do not approve Proposal 2, the Existing Declaration of Trust will remain in effect, and the Board will determine whether to effectuate those amendments that do not require shareholder approval.

Purpose of the Trust

1.             Expanded Purpose.  Under the Existing Declaration of Trust, the Trust’s purpose is to provide investors a managed investment primarily in securities (including options), debt instruments, commodities, commodity contracts and options thereon.  The Proposed Declaration of Trust would expand the Trust’s purpose to also carry on such other business as the Trustees may from time to time determine pursuant to their authority under the Proposed Declaration of Trust or Massachusetts law.  This change simply gives greater flexibility to the Trustees in connection with the daily exercise of their duties.

Shareholder Rights

2.             Limitation on Direct Claims.  Under the Proposed Declaration of Trust, a new provision would be added prohibiting any class of shareholders from bringing a direct action or claim for monetary damages against the Trust or the Trustees based on any express or implied rights of action under the Proposed Declaration of Trust or the 1940 Act (excepting certain rights of action by shareholders against the Manager with respect to receipt of compensation paid by the Funds, which are permitted under Section 36(b) of the 1940 Act), and also prohibiting any single shareholder who is similarly situated to one or more other shareholders with respect to an alleged injury from bringing such an action unless the class of shareholders or single shareholder has obtained authorization from the Trustees to bring the action.  This restriction does not apply to rights of action that are not brought under the Proposed Declaration of Trust or the 1940 Act.  Under this new provision, a request for authorization to bring such an action would need to be mailed to the Secretary of the Trust at the Trust’s principal office and set forth with reasonable detail the nature of the proposed court action, proceeding or claim, along with the essential facts relied upon by the class of shareholders or single shareholder to support the allegations made in the request.  The Trustees would then consider such request within 45 days after the Trust’s receipt of the request, and would then advise the shareholder submitting such demand whether they require additional reasonable time within which to conduct an inquiry into the allegations made in the demand.  In their sole discretion, the Trustees could submit the matter to a vote of shareholders of the Trust or of any Fund or class of shares, as appropriate.  Any decision by the Trustees to settle or to authorize (or not to settle or authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, would be binding upon the class of shareholders or single shareholder seeking authorization.

3.             Merger and Consolidation.  The Proposed Declaration of Trust would allow the Trustees to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two Funds and mergers, consolidations and sales of assets between a Fund and a series of any other registered investment company) without shareholder approval, subject to any shareholder voting requirements of the 1940 Act and the rules adopted thereunder.  Under the Existing Declaration of Trust, a merger, consolidation or sale of assets generally requires shareholder approval.  The proposed change would expand, to a certain extent, the authority of the Trustees to authorize a merger, consolidation or sale of assets without shareholder approval, which would provide the Trustees added flexibility to make decisions that they believe are in the Funds’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval unless the law otherwise requires it. In light of the increasing numbers of Funds in, and the growing complexity of, the Trust, the Trustees believe that this additional freedom, in particular with regard to Fund mergers, will facilitate the effective operation of the Trust through changing market and industry environments.

Any exercise of the Trustees’ increased authority under the Proposed Declaration of Trust would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law.  For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied.  Because of this requirement, some transactions will continue to require shareholder approval.

Trustee Rights and Powers

4.             Trustees’ Manner of Acting.  The Proposed Declaration of Trust would clarify that, except as otherwise provided in the Proposed Declaration of Trust or from time to time in the

Trust’s By-Laws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without The Commonwealth of Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

5.             Redemptions at the Option of the Trust.  The Proposed Declaration of Trust would expand the list of situations wherein the Trust has the right at its option to redeem shares of any shareholder at the net asset value thereof to include (i) any situation where the Trustees determine that such a shareholder is engaging in conduct that is harmful to the Trust or any Fund or class, or (ii) any situation where the Trustees determine otherwise such redemption to be necessary or appropriate.  The Trustees believe this change will strengthen their ability to protect the interests of the Trust in situations where, following a public offering of Fund shares, certain shareholders may engage in harmful conduct.

6.             Standard of Care Applicable to the Trustees.  The Proposed Declaration of Trust would clarify that one standard of liability applies for all Trustees, including Trustees with special appointments or designations. While the Existing Declaration of Trust does not address the standard of care with respect to Trustees with special skills or designations (such as an audit committee financial expert or the chairman of the Board or any committee of the Board), nothing about the proposed textual changes is intended to suggest that a different result was intended by the Existing Declaration of Trust.  This change is consistent with SEC guidance and Massachusetts law, which do not require that a higher standard of care apply to any Trustee, even if such Trustee has a special appointment or designation.

7.             General Clarifications.  Although the plenary authority of the Trustees would continue under the Proposed Declaration of Trust, the enumeration of Trustee powers would be clarified.

Indemnification

8.             Addition of Indemnification Provisions.  The Existing Declaration of Trust provides that, should a shareholder or former shareholder of the Trust be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, such a shareholder would be indemnified out of the Funds’ assets against all loss and expense arising from such liability.  However, the Existing Declaration of Trust does not make any reference to indemnification of the Trustees, although such provisions are present in the Trust’s By-Laws.

The Proposed Declaration of Trust would add a provision clarifying that the Trust will indemnify each of its Trustees and officers (each, a “Covered Person”) against all liabilities and expenses incurred by reason of any alleged act or omission as a Covered Person, except where such a Covered Person is found by a court not to have acted in good faith or where such a Covered Person has incurred a liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Proposed Declaration of Trust also notes that the Trust may, by written agreement, undertake to pay certain expenses incurred by the Covered Person in advance of the final disposition of any action against a Covered Person in accordance with guidance issued by the SEC and as described in the applicable agreement.

Amendment and Enforceability

9.             Limitation on Amendment.  The Proposed Declaration of Trust would add a provision preventing the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the shareholders, former shareholders, Trustees, former Trustees, officers, employees or agents of the Trust, (ii) to permit assessments upon shareholders of the Trust, or (iii) to eliminate or limit the rights of indemnification discussed above with respect to actions or omissions of persons entitled to indemnification prior to such amendment.

10.          Severability.  The Proposed Declaration of Trust would add a provision specifying that it is the intent and agreement of the Trustees and the shareholders that, should any provision of the Declaration of Trust be found by a court to be invalid or unenforceable, such a finding should not affect the validity or enforceability of any other provision of the Declaration of Trust, and further that any invalid or unenforceable provision of the Declaration of Trust will be modified so as to be enforced to the maximum extent of its validity or enforceability.

Shareholder Voting Regarding Proposal 2

With respect to Proposal 2, the adoption of the Proposed Declaration of Trust, an affirmative vote of the holders of a majority of the Trust’s shares present at the meeting in person or by proxy is required.  Proposal 2 will be voted on by all shareholders of the Trust.

Board recommendation on Proposal 2:

The Board unanimously recommends that shareholders of the Funds vote “FOR” Proposal 2.

PROPOSAL 3 — ELECTION OF TRUSTEES

Over recent years, the number of active series of the Trust and the amount of fund assets in the Trust have increased substantially.  In addition, one Trustee, John G. Barrie, Jr., has indicated his intention to retire from the Board in December 2015. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Trust and the Board’s continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has appointed Howard W. Chin as a new trustee effective January 1, 2015.  The Board currently consists of five Trustees.  The Board has proposed the following six nominees for election by shareholders (each a “Nominee”), each to hold office for an indefinite term until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time: Peter C. Hadden, John G. Barrie, Jr., George W. Browning, Bruce C. Long, Robert E. Rigsby, and Howard W. Chin.  Messrs. Barrie, Browning, Long, Rigsby, and Hadden are collectively referred to herein as the “Incumbent Trustee Nominees.”  Mr. Chin is referred to herein as the “New Trustee Nominee.”  Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee.  Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below.  Five of the Nominees are expected to be Disinterested Trustees (meaning that they would not be considered “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and one of the Nominees (Mr. Hadden) would continue to be an Interested Trustee (meaning that he is considered an “interested person” as defined in the 1940 Act) of the Trust by reason of his affiliation with the Manager and his role as an officer of the Trust.  Messrs. Barrie, Browning, and Long are Disinterested Incumbent Trustee Nominees who were previously elected by shareholders, and Mr. Rigsby is a Disinterested Incumbent Trustee Nominee who was previously appointed by the Board and is standing for election by shareholders for the first time. Mr. Chin is expected to be a Disinterested Trustee.  On September 26, 2014, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominee to a vote of shareholders of the Trust.  The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the five Incumbent Trustee Nominees, four (Messrs. Barrie, Browning, Long, and Hadden) were elected by shareholders in 2009.  Mr. Rigsby was appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act.  Although it is not technically necessary to hold a shareholder meeting for the purpose of electing Messrs. Rigsby and Chin to the Board, the Trustees have proposed to elect the whole board in order to have all the current Trustees elected by shareholders.  The Board has considered it appropriate that all of the current Trustees stand for election by the shareholders.

Information About the Board and the Nominees

The Board is responsible for the overall management and supervision of the Trust’s affairs and for protecting the interests of shareholders.  The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and review performance.  The Trust does not have a lead independent trustee.  Additional information about the backgrounds and qualifications of the Trustees is provided below.

The Board has four standing committees: the Audit Oversight Committee, the Nominating and Governance Committee, the Performance Committee, and the Valuation Committee. All Trustees currently serve on the Performance Committee and the Valuation Committee.  The Audit Oversight Committee and the Nominating and Governance Committee each consist exclusively of Disinterested Trustees.  The committees are integral to the Funds’ overall governance and risk management structure.  Each Disinterested Trustee serves on all four committees, which the Board believes allows each Disinterested Trustee to develop a broad understanding of all matters affecting the Trust for which the Board and committees are responsible.

The Audit Oversight Committee has oversight over the Trust’s accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust’s financial statements.  The Audit Oversight Committee also acts as liaison between the Trust’s independent registered public accounting firm and the Board.  Mr. Barrie serves as Chairman of the Audit Oversight Committee.  The Audit Oversight Committee held one meeting during the last fiscal year.

The Nominating and Governance Committee operates pursuant to a written charter, which was most recently amended on March 20, 2014, and is included in Appendix F. The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to serve as Disinterested Trustees, reviewing the composition of the Board, and reviewing and recommending Disinterested Trustee compensation.  The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust (Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN).  The recommendation must include: (i) biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.  Mr. Browning serves as Chairman of the Nominating and Governance Committee.  The Nominating and Governance Committee met four times during the last fiscal year.

The Performance Committee was constituted in order to enhance the communication between the Manager and the Disinterested Trustees regarding Fund performance.  The Performance Committee meets regularly after each calendar quarter-end to review and discuss Fund performance matters relating to the most recent quarter and for such other purposes as the Performance Committee may determine.  The Performance Committee met four times during the last fiscal year.

The Valuation Committee oversees the determination of the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act.  The Board delegates primary responsibility for determining or causing to be determined the value of each Fund’s investments to the Trust’s administrator, The Bank of New York Mellon (“BNYM”), pursuant to pricing policies and procedures (“Valuation Procedures”) adopted by the Board.  The Valuation Procedures include methodologies to be followed by a committee established by the Manager (the “FVP Committee”) in determining the fair values of portfolio securities and other assets held by the Funds for which market quotations are not readily available, and the Valuation Committee reviews these fair values.  The Valuation Committee periodically reviews information from BNYM, the Manager and the FVP Committee regarding valuation (including fair value determinations made pursuant to the Valuation Procedures). The Valuation Committee also has the opportunity to meet, at least annually, with the members of the FVP Committee, and members of the FVP Committee are available to advise the Valuation Committee or the Board in connection with reviews of FVP Committee fair value determinations.  Generally, the FVP Committee or its representatives may, in their discretion, consult with the Valuation Committee.  If the FVP Committee makes a fair value decision relating to one or more securities or other instruments held by a Fund that would impact the NAV of such Fund above a threshold established by the Valuation Procedures, the Valuation Committee must be consulted and shall meet as soon as practicable to review such fair value determination.  The Valuation Committee, which was formally constituted in 2014, did not meet during the last fiscal year.

The Manager currently serves as the investment adviser of each Fund pursuant to separate investment advisory agreements between the Manager and the Trust.  The Manager, subject to the oversight of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations.  The Board oversees the Manager and decides upon matters of general policy.  The Board’s role is one of oversight, not active investment management.  This oversight extends to the Funds’ risk management processes.  In the course of providing oversight, the Board receives a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board meets periodically with officers of the Trust and the Manager.  The Board also meets periodically with the Funds’ chief compliance officer to receive reports regarding the compliance of the Funds and the Manager with the federal securities laws and their internal compliance policies and procedures, and receives a report from and meets quarterly with the Trust’s chief risk officer.  In addition, the Board and the Performance Committee meet periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds, their investment strategies and policies and the institutional nature of the investor base to which the Funds’ shares are offered.

During the fiscal year ended December 31, 2013, the Board met four times and each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists the Nominees, including all current Trustees, their names and ages, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years.

There are ten Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected).  The address of each Nominee is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.  Correspondence intended for a current Trustee may be sent to this address.

Name and Age	Position(s) Held with Trust	Length of Time Served (1)	Principal Occupation and Other Directorships Held During Past 5 Years (2)
Disinterested Trustee Nominees
John G. Barrie, Jr. Age 74	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).
George W. Browning Age 72	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).

Bruce C. Long Age 69	Trustee	Since 2009	Global Financial Consultant. Formerly: Executive Vice President and director of various entities, Guardian Life Insurance (financial services).
Robert E. Rigsby Age 65	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility).
Howard W. Chin Age 62	Trustee	Nominee	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).
Interested Trustee Nominee
Peter Hadden Age 56	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Ltd. (investment adviser); Formerly, Vice President of the Trust (2008 to 2009).

(1)  There is no stated term of office for the trustees and a trustee may serve until such trustee reaches the age of 75 years.  Thereafter, such trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually.  The Chairman of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board of Trustees.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.  Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.  Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following:  (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee.  Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

John G. Barrie, Jr. — John G. Barrie, Jr. has over 40 years of professional experience in various accounting and financial capacities.  Most recently, as Assistant Treasurer of Dominion Resources, Inc. until 2000, Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

George W. Browning — George W. Browning has over 35 years of professional experience in the investment management and financial services industries. Most recently, as Managing Director of Babson Capital Management, LLC until 2006, Mr. Browning was responsible for the relationship management of many of the firm’s institutional clients, the duties of which included reporting on portfolio management, strategy, performance and governance.

Peter C. Hadden — Peter C. Hadden has over 32 years of professional experience in the investment management and financial services industries.  As Chairman and a Director of the Manager and a Partner of the Manager’s parent company, Baillie Gifford & Co., Mr. Hadden is involved in the day-to-day operations of the Manager.

Bruce C. Long — Bruce C. Long has over 45 years of professional experience in the securities, insurance, banking, and investment management industries.  Currently, Mr. Long is a consultant for international clients in the financial services industry.  Until 2008, Mr. Long was Executive Vice President of Guardian Life Insurance Company of America and President of The Guardian Insurance & Annuity Company, Inc., overseeing all registered products manufacturing and distribution.

Robert E. Rigsby — Robert E. Rigsby has over 30 years of broad professional experience in the utility industry.  At the time of his retirement in 2002, he was President and COO of the Delivery Business at Dominion Resources, Inc.  He previously held positions of Executive Vice President, Senior Vice President Finance & Controller, Vice President Human Resources, and Vice President Information Systems.  After retirement, Mr. Rigsby has held leadership positions on the governing boards of two universities and several foundations.

Howard W. Chin — Howard W. Chin has over 27 years of professional experience in the fixed income industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian’s mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian’s asset allocation among the various fixed income sectors.

As of December 31, 2013, none of the Nominees were beneficial owners of any equity securities in (i) the Trust or (ii) any other registered investment companies overseen by the trustees within the same family of investment companies as the Trust.  As of December 31, 2013, no Disinterested Trustee or immediate family member of a Disinterested Trustee was a beneficial owner of any equity securities in (i) an investment adviser or principal underwriter of a Fund; or (ii) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

The information above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the SEC, do not constitute holding out the Board as a whole or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Disinterested Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s and the Manager’s legal counsel. Both Disinterested Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If each Nominee is elected, it is anticipated that Mr. Hadden would remain Chairman of the Board.

Principal Officers of the Trust

The Board elects the officers of the Trust, each of whom serve at the pleasure of the Trustees.  The following table lists the names and ages of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years.  The business address of each officer is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN. None of the officers listed below receives compensation from any of the Funds.  No changes to the officers of the Trust are being proposed.

Name and Age	Position(s) Held with Trust	Length of Time Served (1)	Principal Occupation During Past 5 Years (2)
Officers (other than officers who are also Trustees)
Andrew Telfer Age 46	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).
Michael Stirling-Aird Age 37	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Wilson Age 38	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

David Salter Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.
Nigel Cessford Age 50	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Angus N.G. Macdonald Age 48	Secretary	Since 2000	Head of Group Legal for the Baillie Gifford Group (investment adviser).
Graham Laybourn Age 48	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney Age 45	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).

(1)  The Secretary and Treasurer of the Trust are elected annually by the Board of Trustees.  Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Board Compensation

The following table sets forth a summary of the compensation received by each Incumbent Trustee Nominee in the fiscal year ended December 31, 2013 for services rendered as a trustee and, if applicable, committee chair.  Each Disinterested Trustee received a base fee of $45,000.  The chairmen of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $4,000 and $2,500, respectively.  The Trust pays no compensation to its officers or to the trustees who are interested persons of the Trust.

Name & Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
John G. Barrie, Jr., Trustee and Chairman of the Audit Oversight Committee	$49,000	—	—	$49,000
George W. Browning, Trustee and Chairman of the Nominating and Governance Committee	$47,500	—	—	$47,500
Bruce C. Long, Trustee	$45,000	—	—	$45,000
Robert E. Rigsby, Trustee(2)	—	—	—	—
Peter Hadden, Trustee, Chairman of the Board, and President	—	—	—	—

(1) All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or committees, which are not included in the amounts shown.  The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the board of the Trust and its ten series.

(2) Mr. Rigsby became a trustee effective January 1, 2014.

Effective July 1, 2013, the Disinterested Trustees’ base fee increased to $55,000 per year and the retainer for the chairman of the Audit Oversight Committee increased to $5,000.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, an independent registered public accounting firm, has served as the independent registered public accounting firm of the Trust since 2006.  The Board unanimously approved the selection of BBD as independent public accounting firm for the current fiscal year on March 19, 2014.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Trust by the Trust’s independent registered public accounting firm:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$105,500	$0	$24,000	$0
2013	$114,000	$0	$24,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Fund’s annual report to the shareholders, issuance of the auditor’s consent to be included in the Amendment to the Registration Statement, issuance of the auditor’s report on internal controls for inclusion in form N-SAR and provision of comments on the Trust’s interim financial statements (as requested).

Tax fees include amounts for services rendered to the Trust for tax compliance, tax planning and tax advice.

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust were as follows:

2012:     $0

2013:     $0

Engagements that are required to be pre-approved by the Audit Oversight Committee  of the Board (the “Committee”) may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Chairperson of the Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

For each of the Trust’s last two fiscal years, the Trust’s principal accountant did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Regulation S-X.

In evaluating the independence of the Trust’s accountant, the Committee considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust.  No such services were provided during the most recent fiscal year.

Shareholder Voting Regarding Proposal 3

With respect to Proposal 3, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee.  Proposal 3 will be voted on by all shareholders of the Trust.

Board recommendation on Proposal 3:

The Board unanimously recommends that shareholders of the Funds vote “FOR” the election of each Nominee

INFORMATION ABOUT THE MANAGER

Each Fund is advised and managed by the Manager, Calton Square, 1 Greenside Row, Edinburgh, Scotland.  The Manager is a registered investment adviser which, together with its affiliates, advises other mutual funds, ERISA Group Trusts and other private accounts.  The Manager is a wholly owned subsidiary of Baillie Gifford & Co., which is controlled by its full-time working partners.  The Manager, Baillie Gifford & Co. and their affiliates are referred to as “Baillie Gifford.”  The Manager was organized in 1983, and had assets under management of approximately $110 billion as of September 30, 2014.  The names of the 39 individual partners of Baillie Gifford & Co. are disclosed in the Form ADV of the Manager, which is available at www.sec.gov.

During the fiscal year ended December 31, 2013, each Fund paid the following aggregate management and shareholder servicing fees to the Manager, as reflected in the Funds’ financial statements.

Fund	Management Fees Paid During the Fiscal Year Ended December 31, 2013	Shareholder Service Fees Paid During the Fiscal Year Ended December 31, 2013
The International Equity Fund	$5,642,205	$4,949,552
The International Choice Fund	$339,526	$330,809
The EAFE Fund	$5,431,012	$4,445,685
The EAFE Choice Fund	$299,057	$301,217
The Emerging Markets Fund	$2,035,074	$459,058
The Global Alpha Equity Fund	$1,099,102	$827,683

The EAFE Pure Fund and the Long Term Global Growth Equity Fund had not yet commenced operations as of the end of the most recently completed fiscal year.  Therefore, these Funds have not paid any advisory fees during any completed fiscal year of the Trust.

The principal executive officers and directors of the Manager and their principal occupations are set forth below.  The address of each such person is c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland, United Kingdom, EH1 3AN.

Name	Position
Kathrin Hamilton	Director

Name	Position
David Henderson	Director
Anthony R. Tait	Director
Angus N. MacDonald	Legal Officer
Sinclair Coghill	Director
Peter Hadden	Chairman and Director
Andrew J. Telfer	Director
Graham Laybourn	Director
Anne-Marie Mitchell	Finance Officer
Thomas S. Nisbet	Director
Peter C. Hadden	Director
Dickson K. Jackson	Chief Executive and Director
William Sutcliffe	Director
Lindsay Gold	Chief Compliance Officer

The table below contains information concerning Trustees and officers of the Trust who hold positions with the Manager or its affiliates.  The address of each of them is c/o Baillie Gifford Trust, Calton Square, 1 Greenside Row, Edinburgh, Scotland, United Kingdom, EH1 3AN.

Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years (1)
Peter Hadden Age 56	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment adviser); Chairman and Director, Baillie Gifford Overseas Ltd. (investment adviser); Formerly, Vice President of the Trust (2008 to 2009).
Andrew Telfer Age 46	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).
Michael Stirling-Aird Age 37	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Wilson Age 38	Vice President	Since 2012	Team Leader, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

David Salter Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.
Nigel Cessford Age 50	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Angus N.G. Macdonald Age 48	Secretary	Since 2000	Head of Group Legal for the Baillie Gifford Group (investment adviser).
Graham Laybourn Age 48	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney Age 45	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).

(1)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

For information on other registered investment companies that have similar objectives to those of the Funds for which the manager acts as in investment adviser, please see Appendix A.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Solicitation of Voting Instructions.  Voting instructions will be solicited primarily by e-mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further e-mailings, telephone calls, personal interviews or mailings by officers of the Trust or by its agents.  The Manager has agreed to bear all of the costs of the Special Meeting, including the costs of printing and mailing this Proxy Statement and soliciting voting instructions, which are expected to be approximately $5,000.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds.  Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address.  Additional copies of the Proxy Statement will be delivered promptly upon request.  Requests may be sent to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by telephoning collect 011-44-131-275-2000 (Attention: Nigel Cessford) before 12:00 noon (New York time) on any business day.

Quorum and Methods of Tabulation.  The shareholders of each Fund vote together as a single class on the approval of the Proposals applicable to that Fund.  Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed as tellers (the “Tellers”) for the Special Meeting.  The 1940 Act effectively requires that 50% of each Fund’s outstanding shares entitled to vote at the Special Meeting be present at the Special Meeting to constitute a quorum to approve Proposals 1.A. and 1.B.  This requires greater attendance than the Trust’s Amended and Restated Agreement and Declaration of Trust would normally require for a quorum, which, under other circumstances, requires that only 40% of the shares entitled to vote be present at a meeting for there to be a quorum.  For Proposals 2 and 3, 40% of the shares entitled to vote must be present at a meeting for there to be a quorum.

The Tellers will count the total number of votes cast “for” approval of each Proposal for each Fund for purposes of determining whether sufficient affirmative votes have been cast.  The Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Abstentions will have the effect of a negative vote on Proposals 1.A., 1.B., and 2.  Abstentions will have no effect on Proposal 3.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of the Trust, or (iii) by an in-person vote at the Special Meeting.  Attendance at the Special Meeting will not in and of itself revoke a proxy.  Shareholders may revoke a proxy as often as they wish before the Special Meeting.  Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders.  The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings.  Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment.  In the event that a quorum with respect to a Proposal is not present and/or sufficient votes in favor of a Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such Proposal to permit further solicitation of proxies with respect to the approval of the Proposal.  Any such adjournments will require the affirmative vote of a majority of the votes entitled to be cast on the Proposal present in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and

Declaration of Trust.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a Proposal.  They will vote against any such adjournment those proxies required to be voted against a Proposal.

Financial Information. A copy of the Annual Report for the Trust for the most recent fiscal year ended (i.e. December 31, 2013), including financial statements, has previously been mailed to shareholders of each Fund that was operational as of that date. A copy of the semiannual report for each Fund for the period ended June 30, 2014 has also been mailed to shareholders.  Upon request, the Trust will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Trust for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. The Trust will furnish such copies without charge via first-class mail within three business days of such request.  Requests may be made in writing to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by telephoning collect 011-44-131-275-2000 (Attention: Nigel Cessford).

INFORMATION ABOUT THE TRUST

General Information and Mailing Address.  The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Massachusetts business trust.  Each Fund is a series of the Trust. The mailing address of the Trust and the Funds is Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN.

Manager.  Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN, serves as the investment manager for the Funds.

Administrator.  The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the Funds’ administrator pursuant to an Administrative Services Agreement.

Distributor.  Currently, there is no underwriter of shares of the Funds, and accordingly, the Trust self-distributes its shares.

Outstanding Shares and Share Ownership.  As of September 26, 2014 the following shares of each class of each Fund were outstanding:

Fund	Class	Shares outstanding and Entitled to vote
The Emerging Markets Fund	Class I	None
	Class II	None
	Class III	28,944,005.480

The International Equity Fund	Class 1	1,609,378.133
	Class 2	47,495,673.732
	Class 3	94,359,798.592
	Class 4	29,798,507.208
	Class 5	24,889,027.849

The EAFE Fund	Class 1	None
	Class 2	63,880,318.191
	Class 3	41,655,131.980
	Class 4	17,457,310.960
	Class 5	67,151,370.645

The EAFE Choice Fund	Class 1	1,536,883.910
	Class 2	8,692,829.297
	Class 3	1,234,409.977
	Class 4	None
	Class 5	None

The Global Alpha Equity Fund	Class 1	None
	Class 2	10,301,279.200
	Class 3	28,196,207.243
	Class 4	None
	Class 5	None

The International Choice Fund	Class 1	1,366,709.383
	Class 2	20,789,989.133
	Class 3	8,908,872.306
	Class 4	None
	Class 5	None

The EAFE Pure Fund	Class 1	None
	Class 2	4,586,200.000
	Class 3	None
	Class 4	None
	Class 5	None

The Long Term Global Growth Equity Fund	Class 1	None
	Class 2	2,500,000.000
	Class 3	None
	Class 4	None
	Class 5	None

For information about significant shareholders of each class of each Fund, please see Appendix C.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING.

October 24, 2014

APPENDIX A —  OTHER FUNDS FOR WHICH THE  MANAGER SERVES AS INVESTMENT ADVISER

The Manager acts as an investment adviser to the registered investment companies listed in the table below (referred to as Fund A, Fund B, etc.) that have similar investment objectives to those of the Funds. Certain funds listed below as sub-advised by the Manager are part of a single fund complex, and the sub-advisory fee rates associated with those funds have been negotiated in the context of a broader commercial relationship.

Fund Name(1)	Approximate Net Assets as of September 30, 2014 (in millions)	Current Advisory Fee(2)	Has Manager waived, reduced, or otherwise agreed to reduce advisory fees incurred by the Fund?	Relationship (Adviser or Sub-adviser)
International Equity Fund
Fund A	$246	0.45%	No	Sub-Adviser
Fund B	$1,995	0.30%	No	Sub-Adviser
Fund C	$684	0.42%	No	Sub-Adviser
EAFE Fund
Fund D	$279	0.44%	No	Sub-Adviser
Fund E	$848	0.36%	No	Sub-Adviser
Fund F	$12,000	0.11%	No	Sub-Adviser
Fund G	$1,278	0.17%	No	Sub-Adviser
Fund H	$181	0.47%	No	Sub-Adviser
Global Alpha Equity Fund
Fund I	$1,520	0.23%	No	Sub-Adviser
North American Equity Fund
Fund J	$430	0.28%	No	Sub-Adviser
Fund K	$374	0.23%	No	Sub-Adviser

(1)         For confidentiality purposes, the names of the sub-advised and advised relationships have been omitted. These represent accounts managed in a similar fashion to each Fund.

(2)         The fee rates shown in the table reflect blended rates based on each fund’s net asset value as of September 30, 2014, after taking into account the effect of any breakpoints and/or performance fees (calculating performance fees assuming consistent achievement of the performance objective associated with that strategy), as applicable.

A-1

APPENDIX B — BOARD CONSIDERATIONS REGARDING CONTRACT APPROVAL

On September 26, 2014, the Board of Trustees (the “Board”) of the Baillie Gifford Funds (the “Trust”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940 (the “Independent Trustees”), approved the proposed Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Global Alpha Equity Fund and the Long Term Global Growth Equity Fund, respectively, (each a “Fund” and collectively, the “Funds”) and Baillie Gifford Overseas Limited (the “Manager”).  The Board considered that the Manager asked the Board to approve the Advisory Agreement as part of a plan to effect the registration of each Fund’s shares (other than the International Choice Fund’s shares) under the Securities Act of 1933.  The Board considered that it had approved the renewal of the current investment advisory agreements for the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund and the Global Alpha Equity Fund at its June 19, 2014 meeting (the “June Renewals”).  The Board considered that it had approved the current investment advisory agreement for the Long Term Global Growth Equity Fund at its March 20, 2014 meeting.  As part of the review process with respect to the Advisory Agreement, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement.  During the review process, the Independent Trustees were represented by independent legal counsel.  The Independent Trustees reviewed materials, including materials received in connection with the June Renewals, from the Manager, Lipper Inc. (an independent provider of mutual fund data, “Lipper”) and independent legal counsel and then presented their findings to the Board.

The Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and agreed to submit it to shareholders for approval.  In reaching this conclusion for each Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services provided or to be provided by the Manager to the Funds.  The Board noted that, pursuant to the Advisory Agreement, the Manager would provide portfolio management services to the Funds and receive a management fee and that, pursuant to a separate Shareholder Service Plan and Shareholder Service Agreement, the Manager would receive a shareholder service fee.  The Board noted that these arrangements were similar to the existing arrangements, although the management fee for each Fund except the Long Term Global Growth Equity Fund was proposed to be increased and the shareholder service fee for each share class was proposed to be decreased with the result that, in the aggregate, the proposed management and shareholder service fees to be charged were expected to be the same or lower for each class.  With respect to the Long Term Global Growth Equity Fund, the Board noted that the management fee to be charged was proposed to be decreased and the shareholder service fee for each share class was proposed to stay the same with the result that, in the aggregate, the proposed management and shareholder service fees to be charged were expected to be lower for each class.  The Board considered the background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust, reviewed information regarding each Fund’s performance, and considered the experience of the Manager in providing services to each Fund.  The Board concluded that the nature, extent and quality of the services provided by the Manager to each Fund were satisfactory and were expected to continue to be satisfactory under the Advisory Agreement.

With respect to the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, the Board considered that it had reviewed total return information for the one-, three- and five-year periods ended March 31, 2014, as applicable, for each Fund compared to its respective benchmark index and an average of the total return of a performance universe of funds provided by Lipper in connection with the June Renewals and had concluded that each Fund’s performance was satisfactory.  The Board considered that the Performance Committee of the Board had reviewed the performance of the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, as of June 30, 2014 at its July 24, 2014 meeting.  With respect to the EAFE Pure Fund and the Long Term Global Growth Equity Fund, the Board considered total return information provided at the September meeting for the period from each Fund’s inception on April 15, 2014 and June 10, 2014, respectively, to July 31, 2014 compared to each Fund’s benchmark index and an average of the total return of a performance universe of funds provided by Lipper.  The Board concluded that the performance of each Fund was satisfactory.

The Board reviewed each Fund’s proposed management fee and projected total expense ratio under the revised contractual arrangements and compared them to the average management fees and expense ratios of an expense group and expense universe of funds based on data provided by Lipper.  In assessing the comparative data, the Board considered not only the proposed management fee for each Fund, but also the aggregate of each Fund’s proposed management fee and proposed Class 1 shareholder service fee.  The Board considered that for the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, each Fund’s proposed management fee (plus its proposed Class 1 shareholder service fee) was below the average management fee of both of the applicable Lipper expense group and Lipper expense universe and that for the EAFE Pure Fund and the Long Term Global Growth Equity Fund, each Fund’s proposed management fee (plus its proposed Class 1 shareholder service fee) was above the average management fee of the applicable Lipper expense group and below the applicable Lipper expense universe.  The Board also reviewed the fee schedules for separately managed accounts of the Manager with similar investment mandates to the Funds, as applicable, noting that each Fund’s proposed management fee plus proposed shareholder service fees were within range of the separately managed account fee schedules.  On the basis of the information provided, the Board concluded that each Fund’s proposed management fee was reasonable.

The Board considered whether there were economies of scale with respect to management of each Fund and whether the Funds would benefit from any economies of scale.  The Board considered that each Fund’s management fee was on the low end of the spectrum of the applicable Lipper expense group and that any economies of scale were appropriately shared with investors.

The Board reviewed the Manager’s anticipated revenues with respect to the Funds and the nature of the Manager’s resources expended in providing advisory services to the Funds.  The Board considered the Manager’s estimated profitability with respect to the Funds and noted that due to the proposed increase in the management fee rates for certain Funds, management fee revenues were expected to increase and that due to the proposed reduction in the shareholder service fee rates for certain Funds, aggregate shareholder service fee revenues were expected to decrease but that total revenues were expected to remain stable.  The Board concluded that each Fund’s estimated profitability was not unreasonable.

The Board considered other benefits derived by the Manager from its relationship to the Funds, including receipt of the shareholder service fee (which varies among the share classes) and the use of soft dollars to pay for research services for the Funds or other clients of the Manager and concluded that the proposed management fees were reasonable in light of these other benefits.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of each respective Fund.

APPENDIX C — NAME, ADDRESS AND PERCENTAGE OF OWNERSHIP OF “PRINCIPAL HOLDERS”

As of September 30, 2014, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” because it owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares is shown below. The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund.

Emerging Markets Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
Nebraska State Investment Council	Class 3	1526 K Street, Suite 420, Lincoln, NE 68508	41.18%
SBC Master Pension Trust (EM)	Class 3	208 S. Akard St., 27th Floor, Dallas, TX, 75202	21.79%
Salvation Army Southern Territory Emerging Markets	Class 3	Office of Investments, 1424 Northeast Expressway, Atlanta, GA, 30329 2088	17.11%
Fire & Police Pension Association of Colorado	Class 3	5290 DTC Parkway, Suite 100, Greenwood, CO, 80111 2721	10.55%
AT&T Savings Group Investment Trust (EM)	Class 3	208 S. Akard St., 27th Floor, Dallas, TX, 75202	5.46%

International Equity Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
The University of Connecticut Foundation, Inc	Class 1	2390 Alumni Drive, Unit 3206, Storrs, CT, 06260	96.65%
ING North America Insurance Master Trust	Class 2	5780 Powers Ferry Road, NW, Atlanta, GA, 30327-4390	17.19%
Teledyne Technologies Pension Plan	Class 2	1049 Camino Dos Rios, Thousand Oaks, CA, 91360	14.03%
Charles Stewart Mott Foundation	Class 2	201 West Big Beaver Rd, Suite 900, Troy, MI, 48084-4169	11.15%
Ford Family Foundation	Class 2	1600 NW Stewart Parkway, Roseburg, OR, 97471-1957	9.39%
P H GLATFELTER	Class 2	96 South George Street, Suite 500, York, PA, 17401	7.27%
Retirement System of Allegheny County	Class 2	Room 106, County Office Building,	6.87%

		542 Forbes Avenue, Pittsburgh, PA, 15219
The Buck Trust	Class 2	525 Market Street, MAC A0103-107, San Francisco, CA, 94105	6.50%
Georgia Tech Foundation, Inc.	Class 2	760 Spring Street NW, Suite 400, Atlanta, GA, 30308	6.26%
Washington Gas Light Company Employees’ Pension Plan	Class 2	101 Constitution Avenue, NW, Washington, DC, 20080	5.77%
The Colorado Trust	Class 2	1600 Sherman Street, Denver, CO, 80203-1604	5.75%
City of Phoenix Employee’s Retirement System	Class 3	200 W Washington Street, 10th Floor, Phoenix, AZ, 85003	15.08%
Ameren Corporation Master Retirement Trust	Class 3	1901 Chouteau Avenue, St. Louis, MO, 63166-6149	11.75%
Commander Navy Installations Command Retirement Trust	Class 3	Millington Detachment N948, 5720 Integrity Drive, Building 457, Millington, TN, 38055	11.25%
Cargill Inc	Class 3	9350 Excelsior Boulevard, MS #15-4-9350, Hopkins, MN, 55343	11.17%
Battelle Pension Trust	Class 3	505 King Avenue, Columbus, OH, 43201-2693	9.46%
Employees’ Retirement Plan of the National Education Association	Class 3	Suite 210, 1201 16th Street NW, WA, 20036	9.00%
American Family Insurance Group Master Retirement Trust	Class 3	Investment Division - Q21G, 6000 American Parkway, Madison, WI, 53783	8.36%
Pinnacle West Pension	Class 3	400 N Fifth Street, Phoenix, AZ, 85004	7.48%
The State of Michigan Retirement System	Class 4	2501 Coolidge Road, Suite 400, East Lansing, MI, 48823	100.00%
Sysco Corporation Retirement Plan	Class 5	1390 Enclave Parkway, Houston, TX, 7707	100.00%

EAFE Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
The Lynde and Harry Bradley Foundation, Inc	Class 2	1241 North Franklin Place, Milwaukee, WI, 53202	10.56%
Trustees of Tufts College	Class 2	99 High Street, Suite 1700, Boston, MA, 02110	10.47%
The McKnight Foundation	Class 2	710 South Second Street, Suite 400, Minneapolis, MN, 55401	9.48%

Austin Firefighters Relief & Retirement Fund	Class 2	4101 Parkstone Heights Drive, Suite 270, Austin, TX, 78746	7.86%
Prince George’s County Police Pension Plan	Class 2	1400 McCormick Drive, Suite 110, Largo, MD, 20774	6.84%
The Carle Foundation	Class 2	611 W, Park St., Loc.Code: SSC2, Urbana, IL, 61801 2595	5.69%
CHRISTUS Health	Class 2	919 Hidden Ridge, Irving, TX, 75038	5.60%
University of South Florida Foundation	Class 2	4202 E. Fowler Avenue (ALC-100), Tampa, FL, 33620	5.41%
Energizer Holdings, Inc Retirement Plan Trust	Class 2	Energizer Headquarters, 533 Maryville University Drive, St. Louis, MO, 63141	5.29%
The Aerospace Employees’ Retirement Plan	Class 3	2310 E. El Segundo Boulevard, El Segundo, CA, 90245	25.96%
Anadarko Petroleum Corporation Master Trust	Class 3	1201 Lake Robbins Drive, The Woodlands, TX, 77380	22.24%
Presbyterian Healthcare Services Corp/Fdn	Class 3	2501 Buena Vista Drive, S.E., Albuquerque, NM, 87106	19.46%
Iowa Public Safety Peace Officers Retirement, Accident and Disability System	Class 3	State Capitol Building, Room No 114, Des Moines, IA, 50319	18.44%
Iowa Judicial Retirement System	Class 3	Treasurer of State, State Capitol Building, Room 114, Des Moines, IA, 50319	6.84%
Presbyterian Healthcare Services Pension Fund	Class 3	2501 Buena Vista Drive, S.E., Albuquerque, NM, 87106	5.41%
City of Jacksonville	Class 4	117 West Duvall Street, Suite 300, Jacksonville, FL, 32202	54.77%
Jacksonville Police and Fire Pension Fund	Class 4	One West Adam Street, Suite 100, Jacksonville, FL, 32202 3616	45.23%
Kentucky Teachers’ Retirement System	Class 5	479 Versailles Road, Frankfort, KY, 40601-3800	100.00%

EAFE Choice Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
Beacon Health System, Inc	Class 1	600 East Boulevard, Elkhart, IN, 46514	65.09%
Elkhart General Hospital Employee Pension Plan Trust	Class 1	600 East Boulevard, Elkhart, IN, 46514	34.91%
Riverwood International Corporate Master Pension Trust	Class 2	9th Floor, 1500 Riveredge Parkway NW, Atlanta, GA, 30328	55.27%
Lexington-Fayette Urban County Government PFRF	Class 2	200 East Main Street, Lexington, KY, 405705	44.73%

Dole Food Company, Inc. Master Trust	Class 3	c/o Wilshire Associates Incorporated, 210 Sixth Avenue, Suite 3720, Pittsburgh, PA, 15222	52.52%
Wilshire Solutions Funds Trust	Class 3	c/o Wilshire Associates Incorporated, 210 Sixth Avenue, Suite 3720, Pittsburgh, PA, 15222	47.78%

Global Alpha Equity Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
SSM HC Portfolio Management Co.	Class 2	10101 Woodfield Lane, St. Louis, MO, 63132	40.37%
Northwest Area Foundation	Class 2	60 Plato Boulevard East, Suite 400, St Paul, MN, 55107	21.87%
Meristem Global Equity Fund LLC	Class 2	601 Carlson Parkway, Suite 800, Minnetonka, MN, 55424	20.99%
University Hospitals Health System, Inc	Class 2	3605 Warrenville Center Road, MSC-9155, Shaker Heights, Ohio, 44122	16.77%
Dun & Bradstreet Corporation U.S. Defined Benefit Plan Group Trust	Class 3	103 JFK Parkway, Short Hills, NJ, 07078	35.02%
Freeport McMoRan Corporation Defined Benefit Master Trust	Class 3	333 North Central Avenue, Phoenix, AZ, 85004-3014	31.02%
ProMedica Health System Trust	Class 3	1801 Richards Road, Toledo, OH, 43607	24.79%
Promedica Health System Defined Benefit	Class 3	1801 Richards Road, Toledo, OH, 43607	9.18%

Long Term Global Growth Equity Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
Longwood Foundation, Inc	Class 2	100 West 10th Street, Wilmington, DE 19801	100.00%

EAFE Pure Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
United States Army Non-appropriated Fund Employee Retirement Plan Trust	Class 2	2455 Reynolds Road, Fort Sam Houston, TX, 78234	100.00%

Baillie Gifford International Choice Fund

Investor	Class	Investor Address	Percentage of Ownership of Class
ThedaCare, Inc	Class 1	122 E. College Avenue, Appleton, WI 54912	100.00%
St. George Corporation	Class 2	12251 South 80th Avenue, Palos Heights, IL 60463	24.75%
Methodist Le BonHeur Healthcare Pensions	Class 2	1211 Union Avenue, Suite 600, Memphis, TN 38104	15.92%
Methodist Le BonHeur Healthcare Operating	Class 2	1211 Union Avenue, Suite 600, Memphis, TN 38104	13.63%
Daughters of Charity Health System	Class 2	26,000 Altamont Road, Los Altos Hills, CA 94022	11.22%
Howard University Endowment Fund	Class 2	Howard University, Service Center - Suite 401, 2244 10th Street NW, Washington, WA 20059	11.12%
The Community Investment Group (The Saint Paul Foundation)	Class 2	Minnesota Philanthropy Partners, 101 Fifth Street East, Suite 2400, Saint Paul, MN, 55101-1800	11.09%
The Saint Paul Foundation, US Bank Trustee	Class 2	Minnesota Philanthropy Partners, 101 Fifth Street East, Suite 2400, Saint Paul, MN, 55101-1800	6.31%
Howard University Retirement Trust	Class 2	Howard University, Service Center - Suite 401, 2244 10th Street NW, Washington, WA 20059	5.98%
Municipal Fire & Police Retirement System of Iowa	Class 3	7155 Lake Drive, Suite 201, West Des Moines, IA 50266	100.00%

APPENDIX D

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

~~AGREEMENT~~ FOR THE ~~[XYZ FUND]~~BAILLIE GIFFORD FUNDS

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT made as of ~~November 1, 2012~~[DATE] by and between Baillie Gifford Funds, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), on behalf of ~~[~~each of the ~~XYZ Fund]~~ series ~~(the~~listed on Schedule A attached hereto (each, a “Fund” and together, the “Funds”), and Baillie Gifford Overseas Ltd., a ~~Scotland~~ company incorporated in Scotland (the “Adviser”), amending and restating in ~~its~~their entirety ~~that~~ certain Investment Advisory ~~Agreement dated as of December 1, 2008~~Agreements between the Trust and the Adviser.

W I T N E S S E T H

WHEREAS, the Trust is engaged in business as an open-end series management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940 and regulated in the United Kingdom by the competent financial services and market regulatory authorities in that jurisdiction; and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services and certain other services to the ~~Fund~~Funds; and

WHEREAS, the Trust and the Adviser have previously entered into ~~an~~separate Investment Advisory ~~Agreement dated December 1, 2008~~Agreements for each of the Funds designated on Schedule A as having an Original Effective Date prior to the date hereof (the “Original ~~Agreement~~Agreements”); and

WHEREAS, the Trust and the Adviser wish to amend and restate the Original ~~Agreement in its~~Agreements in their entirety as follows;

NOW, THEREFORE, the parties hereby agree as follows:

1.             Appointment of Adviser.  The Trust hereby appoints the Adviser to act as investment adviser of the ~~Fund~~Funds for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.             Duties of Adviser.  (a) The Adviser, at its expense, will furnish continuously an investment program for the ~~Fund~~Funds, will determine, subject to the overall supervision of the Trustees of the Trust, what investments shall be purchased, held, sold or exchanged by the ~~Fund~~Funds and what portion, if any, of the assets of the ~~Fund~~Funds will be held uninvested, and shall, on behalf of the ~~Fund~~Funds, make changes in the investments of the ~~Fund~~Funds.  Subject always to the supervision of the Trustees of the Trust, the Adviser will also manage, supervise and conduct the other affairs and business of the ~~Fund~~Funds and matters incidental thereto, subject always to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws and of the 1940 Act.  The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered to the ~~Fund~~Funds hereunder are not impaired.  The Trust acknowledges that it is possible that, based on the Funds’ investment objectives and policies, certain other funds or accounts managed by the Adviser or its affiliates may, at times, take investment positions or engage in investment techniques that are contrary to positions taken or techniques engaged in on behalf of a Fund.  Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b)           The Adviser shall provide, without cost to the ~~Fund~~Funds, all necessary office space and the services of executive personnel for administering the affairs of the ~~Fund~~Funds.

(c)           The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the ~~account~~accounts of the ~~Fund~~Funds with issuers, brokers or dealers selected by the Adviser.  In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek, on behalf of the ~~Fund~~Funds, the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the financial condition and execution capabilities of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).  In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker or dealer to ~~the~~any Fund or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion.  The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the ~~Fund~~Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion.

(d)           On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the applicable Fund and to such other account.

(e)           The Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or any of the Funds not expressly assumed by the Adviser pursuant to this Agreement.

(f)            The payment or assumption by the Adviser of any expenses of the Trust or any Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

3.                                      Other Agreements, Etc.  It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled or under common control with the Adviser, and that the Adviser and any person controlled by or under common control with the Adviser may have an interest in the Trust.  It is also understood that the Adviser and any person controlled by or under common control with the Adviser may have advisory, management, service or other contracts with other organizations and persons and may have other interests and businesses.

4.                                      ~~3.~~ Compensation of Adviser.  (a) As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Trust, on behalf of each Fund, agrees to pay to the Adviser a fee at the annual rate ~~of [      ]% of the Fund’s average daily net assets.  Such fee~~provided for in Schedule A attached hereto.  Such fees shall be computed and accrued daily and payable quarterly.

b.                                      For any period less than a full quarter during which this Agreement is in effect, the compensation payable to the Adviser hereunder shall be prorated.

5.                                      ~~4.~~ Limitation of Liability of Adviser.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by ~~the~~any Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to ~~the~~any Fund by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

6.                                      ~~5.~~ Term ~~and~~, Termination, Amendment and Renewal of this Agreement.  (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall amend and restate the Original Agreements as of that date.  Unless terminated as herein provided, this Agreement shall remain in full force and effect ~~as~~with respect to ~~the~~each Fund for two years from ~~the date hereof~~that Fund’s Original Effective Date as set forth in Schedule A and shall continue in full force and effect with respect to that Fund for successive periods of one year thereafter, but only so long as each continuance is approved (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)                                 This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or by the Adviser, on sixty days’ written notice to the other party.

(c)                                  This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(d)                                 This Agreement may be amended in a manner consistent with the 1940 Act, including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Trust with the Adviser do not require shareholder approval if approved by the requisite majority of the Trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party.

(e)                                  Any approval, renewal or amendment of this Agreement with respect to a Fund by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust as a whole.

7.                                      ~~6.~~ Use of Name.  The Adviser owns the name “Baillie Gifford Funds” which may be used by the Trust only with the consent of the Adviser.  The Adviser consents to the use by the Trust of the name “Baillie Gifford Funds” or any other name embodying the name “Baillie Gifford” into such forms as the Adviser shall in writing approve, but only on condition and so long as (i) this ~~Contract~~Agreement shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this ~~Contract~~Agreement expressed herein to be performed, fulfilled or complied with by it.  No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section.  The foregoing authorization by the Adviser to the Trust to use said name and initials as part of a business or name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to use, or authorize others to use, said name and initials and the Trust agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section (including, without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this ~~Contract~~Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser made within six months after the Adviser has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the name “Baillie Gifford” and will not thereafter transact any business in a name containing the name “Baillie Gifford” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name “Baillie Gifford” or any other reference to the Adviser.  Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

8.                                      ~~7.~~ Voting.  The ~~adviser~~Adviser will be entitled to give voting instructions to the ~~Custodian~~Funds’ custodian in respect of the exercise of any voting or other rights attached to any investment of the ~~Fund~~Funds at the discretion of the Adviser or as the Trust may instruct from time to time.

9.                                      ~~8.~~ Trading and Administrative Services.  The Adviser is authorized to contract with Baillie Gifford & Co. or other affiliated entities controlling, controlled by or under common control with the Adviser for the provision to the Adviser of trading services and administrative services as the Adviser may require.  The Adviser will alone be responsible for paying any fees charged and expenses incurred by Baillie Gifford & Co. or such other affiliated entity, in connection with the provision of such services.

10.                               Scope of Trust’s Obligations.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts.  The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust.  The Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

11.                               ~~9.~~ Governing Law.  This Agreement is governed by and to be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to conflicts of interest laws thereof.

12.                               Miscellaneous.  (a) This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b)                                 Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c)                                  Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BAILLIE GIFFORD FUNDS, on behalf of
~~the [XYZ Fund]~~

each of its series set forth in Schedule A attached hereto

By

BAILLIE GIFFORD OVERSEAS LIMITED

By

~~NOTICE~~

~~A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed with respect to the Trust’s [XYZ Fund] series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of this instrument are not binding upon the Trustees, officers or holders of shares individually but are binding only upon the assets and property of [XYZ Fund] series.~~

Schedule A

Funds, Original Effective Date and Compensation to the Adviser

The fee payable by the Trust on behalf of each Fund shall be computed at the annual rate equal to the percentage of that Fund’s average daily net assets for its then current fiscal year as noted below:

Fund	Original Effective Date	Rate
International Equity Fund	July 25, 2000	0.35%
International Choice Fund	July 20, 2012	0.35%
EAFE Fund	July 25, 2000	0.35%
EAFE Choice Fund	April 1, 2009	0.35%
EAFE Pure Fund	June 24, 2013	0.35%
Emerging Markets Fund	July 25, 2000	0.55%
Emerging Markets Bond Fund	September 26, 2013	0.35%
Global Alpha Equity Fund	December 1, 2008	0.40%
Long Term Global Growth Equity Fund	April 25, 2014	0.45%
North American Equity Fund	December 1, 2008	0.35%

BAILLIE GIFFORD FUNDS, on behalf of
each of its series as set forth in above

By

BAILLIE GIFFORD OVERSEAS LIMITED

By

APPENDIX E

BAILLIE GIFFORD FUNDS

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this ~~17th~~[ ] day of ~~August~~[ ], ~~2001~~2014 by the Trustees hereunder and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided, amending and restating the Agreement and Declaration of Trust, originally dated August 17, 2001, as amended and restated from time to time (the “Original Declaration of Trust”):

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed~~, effective upon execution of this Agreement and Declaration of Trust by the initial Trustee named on the signature page hereof,~~ to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Original Declaration of Trust is hereby amended and restated to read in its entirety as follows, and the Trustees do hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. This Trust shall be known as “Baillie Gifford Funds” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)                                 “Trust” refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

(b)                                 “Trustees” refers to the ~~Trustees~~trustees of the Trust ~~named in Article IV hereof or~~ elected in accordance with ~~such~~ Article IV hereof;

(c)                                  “Proceeding” includes without limitation any threatened, pending or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, investigation, hearing or other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative or investigative.

(~~c~~d)                           “Shares” means the equal proportionate units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series ~~of the Trust~~ or in any class of ~~Shares of the Trust~~shares(as the context may require) shall be divided from time to time;

(~~d~~e)                           “Shareholder” means a record owner of Shares;

(~~e~~f)                             “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(~~f~~g)                             The terms “Commission” and “principal underwriter” shall have the meanings given them in the 1940 Act;

(~~g~~h)                           “Declaration of Trust” or “Declaration” shall mean this Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;

(~~h~~i)                              “By-Laws” shall mean the By-Laws of the Trust, as amended from time to time; ~~time;~~

(j)                                    “Secretary of the Trust” shall mean the person appointed to act as the secretary of the Trust by the Trustees from time to time;

(~~i~~k)                              “Series Company” refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(~~j~~l)                                 “Series” refers to ~~Series~~any series of Shares established and designated under or in accordance with the provisions of Article III;

(~~k~~m)                      “Multi-Class Series” refers to any Series ~~of Shares~~ established and designated as Multi-Class Series under or in accordance with the provisions of Article III, Section 6; and

(~~l~~n)                              The terms “class” and “class of Shares” refer to each class of Shares into which the Shares of any Multi-Class Series may from time to time be divided in accordance with the provisions of Article III.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, commodities, commodity contracts and options thereon, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust or Massachusetts law.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series or class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. Except as otherwise provided in Section 6 of this Article III with respect to Shares of Multi-Class Series, no Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Article VIII, Section 4 hereof.  Except as otherwise provided in Section 6 of this Article III with respect to Shares of Multi-Class Series, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees may from time to time divide or combine the Shares of any particular Series or class into a greater or lesser number of Shares of that Series or class without thereby changing the proportionate beneficial interest of the Shares of that Series or class in the assets belonging to that Series or attributable to that class or in any way affecting the rights of Shares of any other Series or class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to the number of Shares of each Series and class held from time to time by each.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

Section 4. Status of Shares  ~~nd~~and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any right to call for partition of division of the Trust property or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or classes in addition to those established in Section 6 of this Article III; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any Series  ~~of Shares~~ in addition to the Series established and designated in Section 6 of this Article III shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The establishment and designation of any class of Shares shall be effective upon either the execution by a majority of the then Trustees of an amendment to this Declaration of Trust or the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such amendment or resolution.

Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to:

(a)                                 create one or more Series or classes of Shares (in addition to any Series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular Series or classes in accordance with such eligibility requirements;

(b)                                 amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

(c)                                  combine one or more Series or classes of Shares into a single Series or class on such terms and conditions as the Trustees shall determine;

(d)                                 change or eliminate any eligibility requirements for investment in Shares of any Series or class, including without limitation the power to provide for the issue of Shares of any Series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e)                                  change the designation of any Series or class of Shares;

(f)                                   change the method of allocating dividends among the various Series and classes of Shares;

(g)                                  allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or classes of Shares; and

(h)                                 specifically allocate assets to any or all Series  ~~of Shares~~ or create one or more additional Series ~~of Shares~~ which are preferred over all other Series ~~of Shares~~ in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of Shares thereof.

Section 6. Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 5,  ~~INTER ALIA~~inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series and classes shall be, and is hereby, established and designated:  The International Equity Fund, The International Choice Fund, The EAFE Fund ~~and~~, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund~~. In addition, with~~, The Emerging Markets Bond Fund, The Global Alpha Equity Fund, The North American Equity Fund, and The Long Term Global Growth Equity Fund.   With respect to ~~each such Series~~all of the aforementioned series of the Trust, the Class ~~I~~1 Shares, Class ~~II~~2 Shares, Class 3 Shares, Class 4 Shares and Class ~~III~~5 Shares, which each such Series may issue from time to time, shall be, and are hereby, established and designated, which classes shall have the respective rights and preferences as may be determined from time to time by the Trustees~~, and further, the outstanding shares of The International Equity Fund shall continue to be designated Class III Shares~~.

Shares of each Series established in this Section 6 shall have the following rights and preferences relative to Shares of each other Series, and Shares of each class of a Multi-Class Series shall have such rights and preferences relative to other classes of the same Series as are set forth below, together with such other rights and preferences relative to such other classes as are set forth in any resolution of the Trustees establishing and designating such class of Shares:

(a)                                 Assets belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)                                 Liabilities  ~~Belonging~~belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, the expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(c)                                  Apportionment of Assets etc. in Case of  ~~Multiclass~~Multi-Class Series. In the case of any Multi-Class Series, to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs and reserves belonging or attributable to that Series may be allocated or attributed to a particular class of Shares of that Series or apportioned among two or more classes of Shares of that Series; and (ii) Shares of any class of such Series may have priority or preference over shares of other classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series or class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same class and that all dividends and distributions to Shareholders of a particular class shall be made ratably among all Shareholders of such class according to the number of Shares of such class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

(d)                                 Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or class) with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets belonging to such Series or attributable to such class, nor shall any Shareholder of any particular Series or class otherwise have any right or claim against the assets belonging to any other Series or attributable to any other class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or class.

(e)                                  Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or class shall not be entitled to vote on any matters as to which such Series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares ~~of the Trust~~ then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or class of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or classes of Shares materially differently, Shares shall be voted by individual Series or class and (2) when the matter affects only the interests of one or more Series or classes, only Shareholders of such Series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

(f)                                   Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of a Multi-Class Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular class of Shares within a Multi-Class Series shall represent an equal proportionate interest in the assets belonging to such Series that are attributable to such class (subject to the liabilities attributable to such class), and each Share of any particular class within a Multi-Class Series shall be equal to each other Share of such class.

(g)                                  Fractions. Any fractional Share of a Series or class shall carry proportionately all the rights and obligations of a whole Share of that Series or class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(h)                                 Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or class shall have the right to exchange said Shares for Shares of one or more other Series or classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(i)                                     Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series or attributable to any class into assets and liabilities belonging to a single Series or attributable to a single class.

(j)                                    Elimination of Series or Class. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided in Section 5 of this Article III for the establishment and designation of Series. At any time that there are no Shares outstanding of any particular class previously established and designated of a Multi-Series Class, the Trustees may abolish that class and rescind the establishment and designation thereof, either by amending this Declaration of Trust in the manner provided in Section 5 of this Article III for the establishment and designation of classes (if such class was established and designated by an amendment to this Declaration of Trust), or by vote or written consent of a majority of the then Trustees (if such class was established and designated by Trustee vote or written consent).

~~Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.~~

Section ~~8~~7. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section  ~~9~~8. Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf or for the benefit of the Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust and shall advise the Shareholder submitting such demand whether they require additional reasonable time within which to conduct an inquiry into the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any Series or Class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no court action, proceeding or suit shall be brought or maintained after a decision to reject such a demand.    Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a Series shall be subject to the right of the Shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

Section 9. Direct Claims. No class of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration of Trust or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of Shareholders or single Shareholder has obtained authorization from the Trustees to bring the action.  The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.  A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Shareholders or single Shareholder to support the allegations made in the request.  The Trustees shall consider such request within 45 days after its receipt by the Trust and shall advise the Shareholder submitting such demand whether they require additional reasonable time within which to conduct an inquiry into the allegations made in the demand.  In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any Series or Class of Shares, as appropriate.  Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the class of Shareholders or single Shareholder seeking authorization.

ARTICLE IV

The Trustees

Section 1. Election and Tenure~~. The initial Trustee shall be Scott C. Goebel~~. The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.  Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, and in addition to the power and authority granted to the Trustees elsewhere in this Declaration of Trust, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular Series or to apportion the same among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets of that Series; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, to allocate assets, liabilities, income and expenses of a Multi-Class Series to a particular Class of Shares of that Multi-Class Series or to apportion the same among two or more Classes of Shares of that Multi-Class Series;

(~~f~~g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(~~g~~h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(~~h~~i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(~~i~~j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(~~j~~k) To borrow funds or other property;

(~~k~~l) To endorse or guarantee the payment of any notes or other obligations of any person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment of such notes or other obligations;

(~~l~~m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; ~~and~~

(~~m~~n) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust~~.~~; and

(o) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act, as amended from time to time, may engage.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without The Commonwealth of Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian ~~or~~, transfer agent, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested jointly in the Trustees.

Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class with any corporation, trust, association or other organization (the “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article ~~VIII~~IX, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article ~~VIII~~IX, Section 4, (v) to remove Trustees from office to the extent and as provided in Article V, Section 7 and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to that Series or class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 40% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or classes is to vote as a single class separate from any other Shares which are to vote on the same matters as a separate class or classes, 40% of the Shares of each such class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or classes for all or any part of the period prior to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.

Section 6. Additional Provisions. The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters.

Section 7. Removal of Trustees. No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust’s custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding Shares.

Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate Shares having a net asset value of at least 1 per centum of the outstanding Shares, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting pursuant to this Section and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of transmitting to them the proposed communication and form of request. If the Trustees elect to follow the course specified in clause (b), the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmittal, shall, with reasonable promptness, transmit such material to all Shareholders of record at their addresses as recorded on the books of the Trust (or at the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder), unless within five business days after such tender the Trustees shall transmit to such applicants and file with the Commission, together with a copy of the material proposed to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Commission shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall transmit copies of such material to all Shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

ARTICLE VI

Net Income, Distributions, and Redemptions and Repurchases

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series and may from time to time distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, such additional amounts, but only from the assets belonging to such Series, as they may authorize. Except as otherwise permitted by paragraph (c) of Section 6 of Article III in the case of Multi-Class Series, all dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders and recorded on the books of the Trust at the date and time of record established for the payment of such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the By-Laws. Determinations of net income of any Series or class and determinations of income, asset value, capital gains, expenses and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

If, for any reason, the net income of any Series or class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or class shall constitute a liability of such Shareholder to that Series or class which shall be paid out of such Shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or class in the account of such Shareholder or (z) otherwise.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the By-Laws, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or attributable to any class thereof or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares ~~of the Trust~~ or of any Series or class; or (iii) if the Trustees determine that such Shareholder is engaging in conduct that is harmful to the Trust or any Series or Class; or (iv) if the Trustees determine otherwise such redemption to be necessary or appropriate.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Section 1. Indemnification of Trustees. The Trust shall indemnify each of its Trustees and officers (each hereafter referred to as a “Covered Person”) against any and all liabilities and expenses actually and reasonably incurred by the Covered Person in any Proceeding in which the Covered Person may be or may have been involved as a party or otherwise or with which the Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee of the Trust or by reason of his or her being or having been a Covered Person, except with respect to any matter as to which the Covered Person shall have been finally adjudicated in a decision on the merits in a relevant Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and except that the Covered Person shall not be indemnified against any liability to the Trust to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Trust may, by written agreement, undertake to cause certain expenses incurred by any such Covered Person to be paid from time to time by the Trust in advance of the final disposition of any such Proceeding in accordance with guidance issued by the Securities and Exchange Commission and as described in the applicable Indemnification Agreement.

Section 2. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Trustee may be entitled.  Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

Section 3. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Section 1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series or class shall look only to the assets of the Trust, or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series or attributable to a particular class, only to the assets belonging to the relevant Series or attributable to the relevant class, for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

For the sake of clarification and without limiting any foregoing provision, the appointment, designation or identification of a Trustee as the chairperson of the Trustees, the lead or assistant lead disinterested Trustee, a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust, Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class.

Upon termination of the Trust (or any Series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination.

Section 5. Merger and Consolidation. The Trustees may cause the Trust, or any one or more series of the Trust, to be merged into or consolidated with another trust, series, partnership, corporation or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law~~, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding Shares~~; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

Section 6. Filing of Copies, Reference, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the Shares entitled to vote with respect to such amendment, except that amendments described in Article III, Section 5 or Article III, Section 6 hereof or having the purpose of changing the name of the Trust or of any Series or class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

Nothing contained in the Declaration shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to eliminate or limit the rights to indemnification provided in Article VIII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 9. Enforceability. If any provision of this Declaration of Trust is found by a court of competent jurisdiction to be invalid or unenforceable for any reason, it is the intent and agreement of the Trustees and the holders of shares of beneficial interest issued hereunder and to be issued hereunder that the invalidity or unenforceability of any provision of this Declaration of Trust shall not affect the validity or enforceability of any other provision of this Declaration of Trust, and any invalid or unenforceable provision of this Declaration of Trust shall be modified so as to be enforced to the maximum extent of its validity or enforceability.

Section ~~9~~10. Addresses. The address of the Trust is ~~One Rutland Court~~Calton Square, 1 Greenside Row, Edinburgh EH1 3 ~~8EY~~AN, Scotland, ~~U.K~~United Kingdom. The address of each Trustee is ~~One Rutland Court~~Calton Square, 1 Greenside Row, Edinburgh EH1 3 ~~8EY~~AN, Scotland, ~~U.K~~United Kingdom. The Trust’s resident agent is CT Corporation System, 101 Federal Street ~~Street~~, Boston, Massachusetts 02110.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand ~~and seal for himself and for his successors and assigns this 7th day of August, 2001~~as of the day and year first above written.

~~/s/ JOHN G. BARRIE, JR.~~

John G. Barrie, Jr., Trustee

~~THE COMMONWEALTH OF VIRGINIA~~

~~August 7, 2001~~

~~Then personally appeared the above named John G. Barrie, Jr. and acknowledged the foregoing instrument to be his free act and deed, before me.~~

George W. Browning, Trustee

~~/s/ PATRICIA K. HIRSCH~~
~~Notary Public~~
~~My Commission Expires: 12-31-02~~

~~IN WITNESS WHEREOF, each undersigned has hereunto set his hand and seal for himself and for his successors and assigns this 17th day of August, 2001.~~

~~/s/ R. ROBIN MENZIES~~
~~R~~Bruce C. ~~Robin Menzies~~Long, Trustee

~~SCOTLAND~~

~~August 17, 2001~~

~~Then personally appeared the above named R. Robin Menzies and acknowledged the foregoing instrument to be his free act and deed, before me.~~

~~/s/ ANGUS N.G. MACDONALD~~
Robert E. Rigsby, Trustee
~~My Commission Expires: n/a~~

~~IN WITNESS WHEREOF, each undersigned has hereunto set his hand and seal for himself and for his successors and assigns this 6th day of August, 2001.~~

~~/s/ JOHN M. SMITH~~
~~John M~~Peter C. ~~Smith~~Hadden, Trustee

~~THE STATE OF NEW JERSEY~~

~~August 6th, 2001~~

~~Then personally appeared the above named John M. Smith and acknowledged the foregoing instrument to be his free act and deed, before me.~~

~~/s/ CAROL L. TCHACK~~
~~Notary Public~~
~~My Commission Expires: Feb 24~~, ~~2003~~

APPENDIX F

BAILLIE GIFFORD FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.                                               PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Trust. Its primary function is to select individuals who would qualify to serve as independent trustees and nominate trustees for membership on the Board.

II.                                   COMPOSITION

The Nominating and Governance Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent trustee.  For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board by majority vote from time to time and serve until their successors shall be duly elected and qualified. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

III.                              MEETINGS

The Nominating and Governance Committee shall meet at least once annually and otherwise as needed.  Meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.                               RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.                                    Board Nominations and Functions

1.                                      Select individuals to serve as independent trustees of the Trust.  The principal criterion for selection of candidates to serve as independent trustees is their ability to carry out the responsibilities of the Board.

2.                                      Periodically consider the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.                                      Nominate candidates for trustee to the Board or shareholders as appropriate.

4.                                      Review this Charter, annually, and recommend changes, if any, to the Board.

F-1

5.                                      Periodically review Independent Trustee compensation and recommend any appropriate changes to the Board.

6.                                      Determine process for annual self-evaluation of Board performance.

7.                                      Oversee a program for the orientation of new independent trustees.

B.                                    Committee Nominations and Functions

1.                                      Identify and recommend individuals for membership on all committees of the Board and periodically review committee assignments.

2.                                      Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.                                    Other Powers and Responsibilities

1.                                      Investigate any other matter brought to its attention within the scope of its duties.

2.                                      Perform any activities consistent with this Charter, the Trust’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.  The Committee shall have the power to retain outside counsel or other experts for this purpose at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

3.                                      Report its significant activities to the Board.

Approved:  March 25, 2010

Amended: March 21, 2013 and March 20, 2014

F-2

BAILLIE GIFFORD FUNDS

FORM OF PROXY CARD

The International Equity Fund, The International Choice Fund, The EAFE Fund,

The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund

Proxy for a meeting of shareholders to be held on December 3, 2014

The undersigned hereby appoints Peter Hadden, Angus N.G. Macdonald, and Gareth Griffiths, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:30 a.m., Eastern Time, on December 3, 2014, at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.  This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This Proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds.  The Board recommends that you vote FOR each of the proposals.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.
a.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR each of the proposals. Abstentions do not constitute a vote FOR the proposals. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Dated

Signature(s) (Title(s), if applicable): (Please sign in the Box).

When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office.  If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important.  Please sign and return this proxy card.

Please fill in a box as shown using black or blue ink.  ☒

PLEASE DO NOT USE FINE POINT PENS.

Proposal 1.A.  To approve the change to the Funds’ management fees.

	FOR	AGAINST	ABSTAIN
The International Equity Fund	☐	☐	☐
The International Choice Fund	☐	☐	☐
The EAFE Fund	☐	☐	☐
The EAFE Choice Fund	☐	☐	☐
The EAFE Pure Fund	☐	☐	☐
The Emerging Markets Fund	☐	☐	☐
The Global Alpha Equity Fund	☐	☐	☐
The Long Term Global Growth Equity Fund	n/a	n/a	n/a

Proposal 1.B.  To approve the other changes to the Funds’ Investment Advisory Agreements.

	FOR	AGAINST	ABSTAIN
The International Equity Fund	☐	☐	☐
The International Choice Fund	☐	☐	☐
The EAFE Fund	☐	☐	☐
The EAFE Choice Fund	☐	☐	☐
The EAFE Pure Fund	☐	☐	☐
The Emerging Markets Fund	☐	☐	☐
The Global Alpha Equity Fund	☐	☐	☐
The Long Term Global Growth Equity Fund	☐	☐	☐

Proposal 2.  To approve an amendment and restatement of the Amended and Restated Agreement and Declaration of Trust for the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.  To elect the Trustees. To withhold authority to vote for any individual nominee(s), but to vote for all other nominees, mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line provided.

01. John G. Barrie Jr.	02. George W. Browning
03. Peter C. Hadden	04. Bruce C. Long
05. Robert E. Rigsby	06. Howard W. Chin

FOR ALL	AGAINST ALL	FOR ALL EXCEPT

☐	☐	☐